AMENDMENT TO AMENDED AND RESTATED AADVANTAGE PARTICIPATING CARRIER AGREEMENT

This Amendment to the AAdvantage Participating Carrier Agreement (this "Amendment"), dated June 5, 1998, is by and between American Airlines, Inc., a Delaware corporation having its principal place of business at 4333 Armon Carter Boulevard, Forth Worth, Texas 76155 ("American") and Reno Air, Inc., a Nevada Corporation having its principal place of business at 220 Edison Way, Reno, Nevada, 89502 ("Reno").

WHEREAS, American and Reno are parties to that certain and Amended and Restated AAdvantage Participating Carrier Agreement, dated as of March 28, 1995, as amended, (the "Agreement") and

WHEREAS, American and Reno desire to amend the Agreement upon the terms and subject to the conditions of this Amendment; and

NOW, THEREFORE, in its consideration of the mutual convenants and promises in this Amendment, the parties hereto agree as follows:

1) Section 9.a. of the Agreement is hereby amended and restated in its entirety as follows:

"Term. Unless sooner terminated in accordance with the terms of this Agreement, this Agreement shall commence on July 1, 1998 and continue thereafter for an indefinite period of time; provided, however, that either party may terminate this Agreement, with or without cause, by giving at least two hundred and ten
(210) days advance written notice to the other party at any time during the term of this Agreement".

2)    Section 3.i is hereby added to the Agreement as follows:

AAdvantage Member Reprotection for Award Travel. In the event that Reno is unable to honor any valid Award Ticket for Award Travel on an eligible Reno Flight for any reason, Reno will use commercially reasonable efforts to accommodate the Member on another Reno Flight on the same route (or with routing that duplicates, as closely as practicable, the Member's original itinerary on
Reno) and on the same day. If Reno is nevertheless unable to satisfactorily accommodate the Member on a flight operated by Reno, Reno will use commercially reasonable efforts to reaccommodate the Member on a third party carrier at Reno's sole expense, subject to the following:

a) Same Day Flight Cancellations. If Reno is unable to satisfactorily accommodate a member holding an Award Ticket for travel on a Reno Flight that is canceled on the scheduled day of travel, then (i) American may, in its sole discretion, accommodate the Member in the same class of service as the Member was scheduled to have on the canceled Reno Flight and bill Reno for the cost of the replacement ticket at the applicable third party carrier rate charged by American, or (ii) the Member may elect to have the Redeemed Miles returned to the Member's AAdvantage Account.

b) Discontinued Routes. Reno has the right at any time, in its sole judgment and discretion, to cease to operate between any of the geographic points specified in Attachment B, but must (i) notify American in writing promptly, but no later than 45 days before the date of cessation, and (ii) honor all Award Tickets that are issued and all reservations of Members that are scheduled to be ticketed as of the date American receives written notice. In the event Reno is unable to provide 45 days notice, the provisions of section 3.i.a will apply.

For those members holding Award Tickets and/or reservations in respect of a canceled or discontinued Reno Flight who cannot be accommodated or refuse accommodation on another Reno Flight (excluding Codeshare Flights) an American flight or a third party carrier flight, Reno and American will make appropriate compensation arrangements, including returning the Redeemed Miles to the Member's AAdvantage Account if the Member so elects.

3) Unless the context otherwise requires, all capitalized terms used in this Amendment, but not herein defined shall have the meanings assigned by such terms in the Agreement. American and Reno agree that, except for those modifications expressly set forth in this Amendment, all terms and provisions of the Agreement shall remain unchanged and in full force and effect. No waiver or modification of the terms or provisions of the Agreement is intended or is to be inferred, except as expressly provided in this Amendment. This Amendment and the Agreement shall hereafter be read and constructed together as a single document, and all references in the Amendment to the Agreement shall hereafter refer to the Agreement as extended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

Original signed by:

     Reno Air, Inc.                     American Airlines, Inc.
     Joanne Smith                       Henry C. Joyner
     Sr. Vice President                 Sr. Vice President
     Marketing/Planning                 Marketing/Planning

                          PURCHASE AGREEMENT
                               between
                            Reno Air, Inc.
                                 and
                      Pegasus Aviation I, Inc.
                              dated as of
                          September 23, 1998

            Sale of the McDonnell Douglas MD-83 aircraft with manufacturer's serial number 49568 leased to
                    BWIA International Airways Limited

                            PURCHASE AGREEMENT

This Agreement is entered into as of September 23, 1998, by Reno Air, Inc. ("Seller") and Pegasus Aviation I, Inc. ("Buyer").

Seller presently leases the Aircraft to BWIA under the Lease. Subject to the terms and conditions of this Agreement, Reno Air will sell the Aircraft to Buyer and Buyer will buy the Aircraft from Seller; Seller will assign its rights (other than the Retained Rights) under the Assigned Documents to Buyer; Buyer will assume the obligations (other than Excluded Obligations) of Seller under the Lease; and Seller will transfer the Reserves and the Security Deposit to Buyer.

         Seller and Buyer agree as follows:

1.       Definitions

The following terms, when capitalized as below, shall have the following meanings:

Acceptance Receipt: a receipt executed by Buyer and delivered to Seller concurrently with the Delivery of the Aircraft, substantially in the form of Exhibit A.

Aeronautics Authority: the aviation authority of the Republic of Trinidad and Tobago.

Aircraft: the McDonnell Douglas model MD-83 aircraft bearing manufacturer's serial number 49568 and Aeronautics Authority registration no. 9Y-THR, including two Pratt & Whitney model JT8D-219 aircraft engines with manufacturer's serial nos. 718053 and 718054.

Aircraft and Related Assets: the Aircraft, the Assigned Documents, and the Reserves, excluding the Retained Rights.

Assigned Documents: the Lease, all related documents, and all technical data, manuals, logs, records, and other documents, in each case related to the Aircraft, including, without limitation, the Documents listed on Appendix
I of the Assignment.

Assignment: an Assignment and Assumption Agreement to be entered into between Seller and Buyer on the Closing Date for the Aircraft, substantially in the form of Exhibit B.

Bill of Sale for an Aircraft: a bill of sale substantially in the form of Exhibit C from Seller to Buyer.

Business Day: any day other than a Saturday, Sunday, or holiday scheduled by law for any commercial banking institution in Trinidad and Tobago, San Francisco, California or Las Vegas, Nevada.

BWIA:   BWIA International Airways Limited.

Closing Date: September 28, 1998 or such other Business Day as Buyer and Seller shall mutually agree upon.

Consideration: the amounts payable to Seller by or on behalf of Buyer for the Aircraft and Related Assets, as provided in SS 2.02.

Delivery: on the Closing Date, the concurrent occurrence of the events enumerated in SS 2.01.

Deposit: defined in SS 2.03.

Event of Loss: an "Event of Loss" under the Lease.

Excluded Obligations: all obligations of Seller to BWIA which are not to be assigned by Seller and are not to be assumed by Buyer, as more particularly described in the Assignment.

FAA:     the Federal Aviation Administration of the United States.

Lease: the July 2, 1996 Aircraft Lease Agreement between Seller and BWIA, as amended by First Amendment to Aircraft Lease Agreement dated May 30, 1997 between Seller and BWIA.

Lien: any security interest, lien, claim, charge, or encumbrance of any nature whatsoever.

Reserves:   as defined in the Lease.

Retained Rights: Seller's rights under the Lease (1) to be reimbursed for costs or expenses that Seller paid or incurred on or before the related Closing Date,
(2) to be indemnified for harms or injuries, or for any liability therefor or related expenses (including legal fees), to the extent suffered by Seller and relating to the period prior to the Closing Date, and (3) Seller's rights to receive the Credit Memorandum (as defined in the July 2, 1996 Assignment of Rights Agreement).

         Security Deposit: as defined in the Lease.

Taxes: any and all sales, transfer, excise, stamp or similar taxes, together with any penalties, fines, charges or interest thereon (but excluding any and all taxes based on income, gross receipts, capital, or similar taxes) imposed upon or in respect of the sale, transfer, delivery, assumption, or assignment of an Aircraft and Related Assets to Buyer, in any manner levied, assessed, or imposed by any government or subdivision thereof having jurisdiction.

Any agreement referred to in this SS 1 means such agreement as from time to time supplemented and amended. References to sections, exhibits, and the like refer to those in or attached to this Agreement unless otherwise specified. "Including" means "including but not limited to". "Or" means one or more, or all, of the alternatives listed or described. "Herein", "hereof", "hereunder", etc. mean in, of, or under, etc. this Agreement (and not merely in, of, under, etc. the section or provision where that reference appears).

2. Sale and Assignment of the Aircraft and Related Assets

2.01. Delivery. On the Closing Date for the Aircraft, the concurrent occurrence of each of the following events (except as otherwise provided) shall constitute Delivery of the Aircraft and the Related Assets:

(a) tender of the Aircraft for delivery by Seller to Buyer;

(b) acceptance by Buyer of the Aircraft by executing an Acceptance Receipt;

(c) sale by transfer of title of the Aircraft pursuant to the execution and delivery of the Bill of Sale;

(d) Buyer's payment to Seller of the Consideration for the sale and assignment of the Aircraft and Related Assets;

(e) Seller's transfer of the Security Deposit and Reserves to Buyer; and

(f) the execution and delivery by Seller and Buyer of an Assignment.

2.02. Consideration. The Consideration for the sale and assignment of the Aircraft and Related Assets shall be US$17,600,000. Except as otherwise expressly provided in this Agreement, there will be no adjustments or offsets to the Consideration payable to Seller. The outstanding Consideration, if any, for the Aircraft and Related Assets (less the Deposit) is due and payable at Delivery by wire transfer to Account No. 153700497404 at U.S. Bank (ABA #:
121-201-694), Las Vegas, Nevada, Reference: Pegasus MD-83.

2.03 Deposits. Buyer has paid to Seller a deposit (the "Deposit") of $750,000. The Deposit is only refundable if an Event of Loss occurs or Seller shall default in the performance of its obligations under this Agreement.

2.04 Cut-off Date. Basic Rent accrued under the Lease before the Closing Date shall be for the account of Seller; Basic Rent accrued under the Lease on or after the Closing Date shall be for the account of Buyer.

2.05. Place of Delivery. Seller and Buyer shall cooperate in causing the actual Delivery of the Aircraft to occur at a time and location that will legitimately avoid or minimize the payment of Taxes.

2.06 Title. Title to the Aircraft and Seller's interest in the applicable Assigned Documents, the Security Deposit and Reserves shall pass to Buyer upon Delivery of the Aircraft and Related Assets.

3. Closing Conditions

3.01. Conditions to Buyer's Obligations. Buyer's obligations to buy the Aircraft and to assume the obligations of Seller under the Assigned Documents shall be subject to (x) Buyer's receipt of the following documents on or before the Delivery of the Aircraft and Related Assets, reasonably satisfactory in form and substance to Buyer, or, if applicable, (y) the occurrence of the following events on or before Delivery:

(a) the Bill of Sale and Assignment;

(b) copies of the Assigned Documents; including, without limitation, a chattel paper original of the Lease;

(c) Seller's representations and warranties in this Agreement shall be true on the Closing Date (except to the extent that such representations and warranties relate solely to an earlier date in which case they shall be true as of such date). Seller shall deliver to Buyer a certificate executed by a duly authorized officer to that effect ;

(d) no Event of Loss shall have occurred;

(e) Seller's transfer of the Reserves and Security Deposit to Buyer;

(f) immediately after giving effect to the consummation of the transactions contemplated hereby, no Event of Default under the Lease shall exist;

(g) Upon the delivery of the Bill of Sale, Seller shall have transferred to Buyer good and marketable title to the Aircraft and the Related Assets, free and clear of all Liens other than the Lease (or with respect to the Aircraft, Lessor's Liens). Buyer shall have received written evidence reasonably satisfactory to it evidencing the matters set forth in this subsection (g);

(h) no action or proceeding shall have been instituted by the Aviation Authority, FAA, the Department of Transportation, or other United States or Trinidad and Tobago governmental body ("Governmental Body"), no governmental action shall be threatened by any Governmental Body and no other judgement, order, decree shall have been issued or proposed to have been issued by any Governmental Body to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement, the Assignment, the Bill of Sale, the Consent and any other documents executed in connection with this Agreement (collectively, the "Operative Documents"), or the consummation of the transactions contemplated by the Operative Documents;

(i) all approvals and consents which are required in connection any transaction contemplated by the Operative Documents or the Assigned Documents shall have been duly obtained and delivered to Buyer;

(j) each of the Operative Documents to which Seller is a party shall have been duly authorized, executed and delivered by Seller and shall be in full force and effect with respect to Seller and executed counterparts shall have been delivered to Buyer;

(k) Buyer shall have received by the Closing Date the following:

(i) a copy of the resolutions of the Board of Directors of Seller, certified by a Corporate Secretary of Seller, duly authorizing the sale of the Aircraft and the Related Documents and the assignment of the Assignment Documents and the execution, delivery and performance of the Operative Documents;

(ii) an incumbency certificate of Seller as to the persons authorized to execute and deliver the Operative Documents and each other document executed by Seller in connection with the transactions contemplated by the Operative Documents, including the signature of such persons; and

(iii) evidence that the Assignment, the Bill of Sale and the Consent have been duly executed and delivered to Buyer;

(l) Buyer shall have received an opinion of counsel reasonably satisfactory in form and substance to it, dated the Closing Date addressed to Buyer from M. Hamell-Smith & Co. and

(m) Buyer shall be satisfied that the place of delivery of the Aircraft and the closing arrangements do not have material adverse tax consequences.

3.02. Conditions to Seller's Obligations.

Seller's obligation to sell and assign the Aircraft and Related Assets shall be subject to: Seller's receipt of the following documents, on or before Delivery of the Aircraft and Related Assets, reasonably satisfactory in form and substance to Seller, or, if applicable, (y) the occurrence of the following events on or before Delivery:

(a) an Acceptance Receipt;

(b) Seller shall have received the Consideration for the Aircraft and Related Assets;

(c) the Assignment;

(d) Buyer's representations and warranties in this Agreement shall be true on the Closing Date (except as to the extent that such representations and warranties relate solely to an earlier date in which case they shall be true as of such date). Buyer shall deliver to Seller a certificate executed by a duly authorized officer to that effect;

(e) each of the Operative Documents to which Buyer is a party shall have been duly authorized, executed and delivered by Buyer and shall be in full force and effect with respect to Buyer and executed counterparts shall have been delivered to Seller; and

(f) Seller shall have received by the Closing Date the following:

(i) a copy of the resolutions of the Board of Directors of Seller, certified by a secretary or an Assistant Secretary of Buyer, duly authorizing the sale of the Aircraft and Related Assets and the assignment of the Assigned Documents and the execution, delivery and performance by Buyer of the Operative Documents to which it is a party; and

(ii) an incumbency certificate of Seller as to the persons authorized to execute and deliver the Operative Documents and each other document executed by Buyer in connection with the transactions contemplated by the Operative Documents to which it is a party, including the signature of such persons.

4. Warranties, Covenants, and Acknowledgments

4.01. Warranties. Seller hereby warrants to Buyer that, immediately upon Seller transferring title to the Aircraft and Related Assets to Buyer, Buyer shall have legal and beneficial title to the Aircraft and Related Assets, free and clear of all Liens (or, in the case of the Aircraft, of all Lessor's Liens as defined in the Lease) except for the Lease, and upon delivery, Seller shall have transferred legal and beneficial title to the Aircraft to Buyer free and clear of all Lessor's Liens except for the applicable Lease. Seller hereby agrees to defend such title against all claims and demands whatsoever. The foregoing warranties shall survive the Delivery of the Aircraft and Related Assets to Buyer.

4.02. Limitation of Warranties and Agreements. Except as set forth in SS 4.01 and 7.01, the Aircraft and Related Assets are being sold, assigned, and delivered to Buyer "as is", "where is", and "with all faults", without any representation, guarantee, or warranty of Seller, express or implied, of any kind, arising by law or otherwise. Seller specifically disclaims, and excludes herefrom, (a) any warranty as to the airworthiness or condition of such Aircraft, (b) any representation or warranty of merchantability or fitness for a particular purpose, (c) any representation or warranty of freedom from any claim by way of infringement or the like, (d) any representation or warranty arising from course of performance, course of dealing, or usage of trade, and (e) any obligation or liability of Seller arising in tort, whether or not arising from the negligence of Seller, actual or imputed, or in strict liability, including any obligation or liability for loss of use, revenue, or profit with respect to such Aircraft or for any liability of Buyer to any third party or any other direct, incidental, special, or consequential damage whatsoever.

5. Taxes and Indemnities

5.01. Payment of Taxes. Any and all Taxes payable in respect of the Aircraft shall be the sole responsibility and liability of the Buyer.

5.02. General Indemnities.

(a) Indemnity by Buyer. Buyer shall indemnify Seller against any and all liability, loss, damage, claim, action, or deficiency ("Claims") resulting from arising out of, or relating to (i) any misrepresentation, breach of warranty, or nonfulfillment of any covenant on the part of Buyer under this Agreement, or
(ii) Buyer's failure of to perform its assumed obligations under the Assigned Documents after Delivery of the Aircraft, provided that Buyer will not have any liability to Seller under this Section 5.02(a) to the extent the Claims arise or result from the (x) the gross negligence or willful misconduct of Seller or (y) the breach by Seller of any of its obligations hereunder or under the Assigned Documents.
(b) Indemnity by Seller. After the Delivery of an Aircraft and Related Assets, Seller shall indemnify Buyer against any and all liability, loss, damage, claim, action, or deficiency resulting from, arising out of, or relating to (i) any misrepresentation, breach of warranty, or nonfulfillment of any covenant on the part of Seller under this Agreement, or (ii) Seller's failure to perform its obligations under the Assigned Documents prior to Delivery of the Aircraft provided that Seller will not have any liability to Buyer under this Section 5.02(b) to the extent the Claims arise or result from the (x) the gross negligence or willful misconduct of Buyer or (y) the breach by Buyer of any of its obligations hereunder or under the Assigned Documents.

(c) Right to Contest. If any claim, suit, or other legal proceeding is commenced, or any claim or demand is asserted, against any indemnitee under this SS 5.02 (the "Indemnitee"), and if the Indemnitee proposes to demand or seek indemnification pursuant to this SS 5.02, the Indemnitee shall promptly notify the party from whom indemnification is sought (the "Indemnitor"), and shall have the right to assume, at its full cost and expense, the entire control of the legal proceeding (including the selection of counsel) subject to the right of the Indemnitee to participate (at its full cost and expense and with counsel of its choice) in the defense, compromise, or settlement thereof. The Indemnitee shall cooperate fully in all respects with the Indemnitor in any such defense, compromise, or settlement, including by making available to the Indemnitor all pertinent information under the control of the Indemnitee. The Indemnitor will not compromise or settle any such action, suit, proceeding, claim, or demand without the Indemnitee's prior written approval (which will not be unreasonably withheld or delayed).

6. Event of Loss

If the Aircraft suffers an Event of Loss before the Delivery Date, then this Agreement shall be terminated, and Seller and Buyer shall have no further obligations to each other hereunder with respect to the Aircraft (save for the return by Seller of the Deposit paid by Buyer).

7. Representations and Warranties

7.01. Representations and Warranties of Each Party. Each of Seller and Buyer severally represents at execution of this Agreement, and with respect to each Delivery, that:

(a) it is duly formed, validly existing, and in good standing under the laws of the jurisdiction of its organization;

(b) it has full power, authority, and legal right to enter into and perform this Agreement and the transactions herein described;

(c) its execution, delivery, and performance of this Agreement and the transactions herein described have been duly authorized by all necessary action on its part, and do not require any approvals or consents except such approvals and consents as have heretofore been duly obtained;

(d) its execution, delivery, and performance of this Agreement and the transactions herein described do not contravene any law binding on it or contravene any agreement to which it is a party or by which it is bound;

(e) it is not a party to any agreement or instrument or subject to any charter or other restriction which will materially adversely affect its ability to perform its obligations under this Agreement and the agreements herein described; and

(f) this Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with the terms hereof.

7.02. Representations and Warranties of Seller. Seller represents at execution of this Agreement, and with respect to the Delivery of the Aircraft, that:

(a) to its knowledge, the Aircraft has not suffered an Event of Loss;

(b) Seller has performed in all material respects all obligations to be performed by it under the Lease and each other Assigned Documents;

(c) to its knowledge, no event or circumstance has occurred that may give rise to an indemnification claim by BWIA against Seller under the Lease;

(d) Seller has delivered to Buyer true, correct and complete copies of (i) the Lease and (ii) all other applicable Assigned Documents (except such manuals, logs, records, and other documents related to the applicable Aircraft that are not in Seller's possession) and all amendments to each thereof, and the applicable Lease and the applicable Assigned Documents constitute the entire agreement of the parties thereto with respect to the present and future performance of all such documents, and have not been amended, supplemented or modified, except as set forth on Exhibit D;

(e) to the best of its knowledge, no Event of Default exists under the Lease;

(f) there are no suits, actions, arbitration proceedings or claims pending or, to the best knowledge of Seller, threatened against the Seller arising out of or in connection with the this Agreement or the Operative Documents before or by any Governmental Body; and

(g) as of the date hereof and the Closing Date, Seller has not received any prepayment of Basic Rent or Supplemental Rent in advance of the date such payment is due and payable.

8. Miscellaneous

8.01. Notices. All notices, approvals, requests, consents, and other communications given pursuant to this Agreement shall be in writing, shall be effective when delivered, may be sent by any commercially customary means, and shall be addressed as follows:

If to Seller:

                           Reno Air, Inc.
                           220 Edison Way
                           Reno, Nevada 89502
                           Attention: General Counsel
                           Fax:  (702) 686-3875

If to Buyer:

                           Pegasus Aviation I, Inc.
                           Four Embarcadero Center, Suite 3550
                           San Francisco, California 94111
                           Attention: General Counsel
                           Fax:  (415) 434-3912

8.02. Assignment. This Agreement, and the rights and obligations of the parties hereunder, shall not be assignable or delegable by any party without the prior written consent of the other party, which shall not be unreasonably withheld. Subject to the foregoing, this Agreement and the rights and obligations of the parties hereunder shall bind and benefit Seller and Buyer and their successors and assigns.

8.03. Captions. All headings in this Agreement are for convenience only, and are not a substantive part of the agreement.

8.04. Brokers' Commissions. Each of Seller and Buyer represents that it has not engaged any agent or broker entitled to any compensation as a result of the transactions contemplated by this Agreement. Seller and Buyer agree to indemnify each other against all claims, demands, liabilities, damages, losses, and judgments which arise out of such indemnitor's actions with respect to agents or brokers.

8.05. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York.

8.06. Entire Agreement. This Agreement, the Assignment, the Bill of Sale, the Acceptance Receipt, and the Consents shall constitute the entire agreement between Seller and Buyer with respect to the transactions contemplated herein, supersede any prior or contemporaneous agreements, whether oral or in writing, between Seller and Buyer, and the Bill of Sale, this Agreement, the Acceptance Receipt, and the Assignment shall not in any manner be supplemented, amended, or modified except by a writing executed on behalf of Seller and Buyer by their authorized representatives.

8.07. Waivers. The waiver of performance of any term of this Agreement in a particular instance shall not constitute a waiver of any subsequent breach or preclude either party from thereafter demanding performance thereof according to the provisions hereof.

8.08. Counterparts. This Agreement may be executed in several counterparts, each fully executed set of which shall be an original.

8.09 Expenses. Except as otherwise expressly provided herein, each party shall responsible for and to pay the costs and expenses incurred by it in connection with the negotiation and drafting of this Agreement and the consummation of the transactions contemplated hereby, including attorneys' fees and expenses. Buyer shall be responsible for and shall pay the fees and expenses for any required filings with the Aeronautics Authority, including the fees and expenses of any counsel retained in the Republic of Trinidad and Tobago except to the extent such expenses relate to the removal of the lien of Seller's lenders.

8.10 Further Assurances. Each of Buyer and Seller agrees to execute and deliver promptly to the other all such further instruments and documents as may reasonably be requested by the other in order to carry out fully the intent, and to accomplish the purposes, of the transactions referred to herein.

8.11 Assignment of Warranties. Seller hereby assigns to Buyer any and all warranties of and product support agreements with manufacturers and maintenance and overhaul agencies or other applicable third party vendors of and for the Aircraft and all appliances, parts instruments, appurtenances, accessories, furnishings or other equipment or property installed in or attached to the Aircraft to the extent extant and assignable to Buyer, and from time to time, upon request of Buyer, Seller shall give notice to any such manufacturers and maintenance and overhaul agencies or applicable third party vendors of the assignment of such warranties to Buyer.

    In witness whereof, Seller and Buyer have executed this Purchase Agreement.


                                   RENO AIR, INC.

                                   By: /s/Steven A. Rossum
                                   Name: Steven A. Rossum
                                   Title: Senior V.P. & General Counsel




                                   PEGASUS AVIATION I, INC.

                                   By: /s/ Robert Adler
                                   Name:Robert Adler
                                   Title: Vice President

                                    Exhibit A

                               ACCEPTANCE RECEIPT

Pegasus Aviation I, Inc. hereby accepts Delivery of the McDonnell Douglas MD-83 aircraft with manufacturer's serial number 49568 and Trinidad and Tobago registration no. 9Y-THR, including two Pratt & Whitney model JT8D-219 aircraft engines with manufacturer's serial nos. 718053 and 718054. Such Delivery is being made at ___________________ at ________ _.m. (Port of Spain time) on
September __, 1998.


                                   PEGASUS AVIATION I, INC.

                                   By: /s/ Robert Adler
                                   Name:Robert Adler
                                   Title: Vice President

                                    Exhibit B

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this "Assignment") is entered into on September __, 1998 by Reno Air, Inc. ("Seller") and Pegasus Aviation I, Inc. ("Buyer").

Seller and Buyer are parties to a September 23, 1998 Purchase Agreement (the "Purchase Agreement"). (Terms defined in the Purchase Agreement and not in this Assignment have the same meanings as in the Purchase Agreement.) Seller and Buyer want to effect (a) the transfer by Seller to Buyer of all Seller's interest (except as excluded in SS-3 below) in (1) the July 2, 1996 Aircraft Lease Agreement (as supplemented and amended, the "Lease") between Seller and BWIA, pertaining to the (2) all guarantees, certificates, opinions, and other documents relating to the Lease (all of the foregoing collectively, the "Assigned Documents"), (3) the aircraft and engines identified below, (4) the Reserves and the Security Deposit under the Lease, and (5) the proceeds from all of the foregoing; and (b) Buyer's assumption of Seller's obligations (except as excluded in SS-3 below) accruing under the Assigned Documents.

         Seller and Buyer agree as follows:

1. Assignment. Seller hereby sells and assigns to Buyer all of Seller's right, title, and interest in, under and to following aircraft (the "Aircraft"), the Assigned Documents, the Reserves, the Security Deposit and any proceeds therefrom:

The McDonnell Douglas model MD-83 aircraft bearing manufacturer's serial no. 49568 and Trinidad and Tobago registration no. 9Y-THR, including two Pratt & Whitney model JT8D-219 aircraft engines (each of which has 750 or more rated takeoff horsepower or its equivalent) bearing manufacturer's serial nos. 718053 and 718054.

2. Assumption. Except as otherwise provided in SS 3 below, Buyer hereby undertakes and assumes all of Seller's duties and obligations which have accrued from and after the date hereof accrued pursuant to the Assigned Documents (including those set forth on Appendix I), and hereby confirms that it shall be deemed a party to and be bound by the Assigned Documents as if named therein as "Lessor".

3. Retained Rights and Excluded Obligations. Notwithstanding anything to the contrary set forth in this Assignment, Seller is not assigning to Buyer and Seller shall remain responsible for, and Buyer is not assuming from Seller, Seller's rights, duties, and obligations that relate to any period prior to the date of this Assignment and any indemnity relating to events occurring prior to the date of this Assignment. However, Buyer shall be obligated to make all reimbursements from the Reserves, regardless of when the Reserves were collected and regardless of when the related maintenance occurred.

4. Release of Seller. Except for liabilities not assumed as provided in SS 3 (for which Seller shall remain responsible), Seller shall have no further duty or obligation to BWIA under the Assigned Documents.

5. Payments. Seller agrees to hold in trust and immediately pay over to Buyer, if and when received, any amounts paid to Seller that, under this Assignment, belong to Buyer, and Buyer agrees to pay over to Seller, if and when received, any amounts paid to Buyer that, under this Assignment, belong to Seller.

6. Further Assurances. Each party to this Assignment agrees to execute such further documents, and to do all such further acts and things, as may be required by law, or as shall reasonably be requested to carry out the intent of this Assignment.

7. Governing Law. This Assignment is being delivered in and shall be governed by and construed in accordance with the laws of the state of New York.

8. Headings. Headings used in this Assignment are for convenience only, and are not a substantive part of the agreement.

9. Counterparts. This Assignment may be executed in separate counterparts, each fully executed set of which shall be an original.

In witness whereof, Seller and Buyer have executed this Assignment and Assumption Agreement.


                                        RENO AIR, INC.

                                        By: /s/Steven A. Rossum
                                        Name: Steven A. Rossum
                                        Title: Senior V.P. & General Counsel


                                        PEGASUS AVIATION I, INC.

                                        By: /s/ Robert Adler
                                        Name:Robert Adler
                                        Title: Vice President

                                    Exhibit C

                                  BILL OF SALE

Reno Air, Inc. ("Seller") owns full legal and beneficial title to the McDonnell Douglas model MD-82 aircraft bearing Trinidad and Tobago registration no. 9Y-THR and manufacturer's serial no. 49568 including the two Pratt & Whitney model JT8D-219 aircraft engines bearing manufacturer's serial nos. 718053 and 718054 (such airframe and engines, together with all manuals, logs, records, and owner documents of Seller related thereto and all avionics, appliances, instruments, appurtenances, accessories, furnishings, and other equipment and property of whatever nature installed thereon or attached thereto and owned by Seller, collectively, the "Aircraft").

For good and valuable consideration, Seller hereby sells, and assigns to Pegasus Aviation I, Inc. ("Buyer") all of Seller's right, title, and interest in and to the Aircraft.

Seller hereby warrants to Buyer (and Buyer's successors and assigns) that there is hereby conveyed to Buyer good, marketable, legal, and valid title to, and all right, title, and interest in, the Aircraft, free and clear of all Liens (or with respect to the Airframe and Engines only, free and clear of Lessor's Liens (as defined in the Purchase Agreement referred to below)), and that Seller will warrant and defend such title against all third parties; provided, that the Aircraft is otherwise conveyed "as is", "where is" and "with all faults" and without any representation or warranty of any type with respect thereto (including as to merchantability or fitness for any particular purpose), except as otherwise provided in the Purchase Agreement. This Bill of Sale is delivered pursuant to the September 23, 1998 Purchase Agreement between Seller and Buyer, and is being delivered in and shall be governed by the laws of the state of New York.

                                   September __, 1998

                                   RENO AIR, INC.

                                   By: /s/Steven A. Rossum
                                   Name: Steven A. Rossum
                                   Title: Senior V.P. & General Counsel

                              EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is dated as of March 27, 1998 by and between Reno Air, Inc., a Nevada corporation (the "Company") and Beverley Grear (the "Executive").

The Executive and the Company agree as follows:

1. Definitions. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in Appendix I entitled "Employment Agreement Definitions."

2. Employment. The Company agrees to employ the Executive and the Executive agrees to be employed by the Company on the terms and conditions hereinafter set forth during the Employment Period.

3. Position and Duties. During the Employment Period, the Executive shall serve the Company as the Company's Senior Vice President- Operations and shall perform the attendant responsibilities thereto as provided in the Company's by-laws, as well as such other responsibilities as the Board, the Chairman of the Board, the Chief Executive Officer, or the President may from time to time reasonably assign. The Executive agrees to devote such time and effort as shall be reasonably required to discharge her duties hereunder. During the Employment Period, it shall not be a violation of this Agreement for the Executive to: (i) serve on charitable or non-conflicting civic or corporate boards or committees,
(ii) deliver lectures, fulfill speaking engagements, or teach at educational institutions, or (iii) manage personal investments; so long as the foregoing activities do not interfere with the performance of the Executive's responsibilities. During the term of her employment with the Company, the Executive shall report to the President or a more senior officer of the Company.

4. Compensation and Benefits. The compensation and benefits payable to Executive for all services rendered by the Executive under this Agreement shall be as follows:

(a) Salary. The Executive shall receive a minimum base salary at the rate of $175,000 per year. Such salary shall be (i) payable semi-monthly in accordance with the Company's standard payroll practices (and pro-rated for any partial pay period), and (ii) subject to review and increase (but not decrease) at any time at the discretion of the Board.

(b) Annual Bonus. The Executive shall be entitled to receive an annual bonus (as determined by the Board in good faith) of up to the maximum participation level provided for in the Company's incentive compensation plan for officers. Such bonus shall be paid not later than April 15 of the calendar year following the calendar year to which it shall apply. The Executive shall also be eligible to participate at a level (which is not significantly less than the maximum participation level of officers with a substantially similar title or level) in any other bonus or incentive compensation arrangements provided by the Company from time to time to its officers or key employees.

(c) Business Expenses. The Company shall reimburse the Executive promptly for all reasonable travel and other business expenses incurred by him in the performance of her duties and responsibilities, subject to the Company's policies with respect to substantiation and documentation.

(d) Stock Options. The Company and the Executive shall enter into one or more stock option agreements with respect to options for the purchase of 150,000 shares of Common Stock (subject to an equitable adjustment in the case of stock splits and the like), at an exercise price of $8.1875, with such options vesting in accordance with the following schedule: 50,000 shares of Common Stock shall vest on the first anniversary of the Effective Date, 50,000 shares of Common Stock shall vest on the second anniversary of the Effective Date, and 50,000 shares of Common Stock shall vest on the third anniversary of the Effective Date. With respect to all stock options and all other deferred compensation that vest over time in accordance with a schedule or formula (such options and other compensation, the ("Vesting Compensation"), the Company and the Executive agree that upon the first to occur of: (i) the Change of Control Date or (ii) the termination of this Agreement (other than by the Company for Cause or by the Executive without Good Reason), any Vesting Compensation to which the Executive was or may have become entitled, whether or not theretofore granted or vested, shall be immediately granted and become immediately vested and exercisable by the Executive (or her representative in the case of termination by death). In the event the vesting of the Vesting Compensation is accelerated as provided in the immediately preceding sentence, such Vesting Compensation shall be exercisable until the earlier of: (x) the stated expiry thereof as provided in a stock option agreement, Company plan, or other governing document or (y) 180 days after the date of the Executive's termination of employment.

(e) Airline Travel. During the Employment Period, the Company will provide or cause to be provided to the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children unlimited free positive space airline travel on the Travel Network (the "Airline Travel Benefits"). Likewise, should the Company, its affiliates, or its or their successors from time to time operate or have an access arrangement for airport clubs, lounges and/or business centers, the Executive and the Executive's Spouse shall be entitled to unlimited free access to each such club, lounge, or business center and unlimited free access to any other travel-related benefit from time to time offered (such club and other travel benefits, the "Club Benefits"). The Executive and the Executive's Spouse shall be entitled to Airline Travel and Club Benefits for their respective lifetimes upon the first to occur of the following: (a) the Change of Control Date, (b) the third anniversary of the Effective Date, or (c) the Executive's employment is terminated by the Company (other than for Cause) or by the Executive for Good Reason. The Executive's Parents shall be entitled to Airline Travel Benefits for their respective lifetimes if and when the Executive (or the Executive's Spouse in the case of the Executive's death) becomes entitled to the benefits described in the immediately preceding sentence. An Eligible Child shall be entitled to Airline Travel Benefits for so long as: (x) he or she shall remain an Eligible Child and (y) except in the case of the Executive's death, the Executive shall remain eligible for Airline Travel Benefits. The post- Employment Period Airline Travel and Club Benefits described in the preceding sentences shall be provided on the most favored terms, practices and conditions from time to time provided or offered by the Company, its affiliates, and successors to its or their active and retired senior vice presidents and their families (it is understood that in all cases that such benefits shall equal or exceed the priority of the highest class of space-available travel in all classes of service on the Travel Network at no charge to the Executive).

(f) Other Benefits. The Executive and, to the extent applicable, the Executive's family, dependents and beneficiaries, shall each participate in all benefits, plans and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to the senior-most executive officers and key employees of the Company and its successors. Such benefits, plans and programs may include, without limitation, profit sharing plans, thrift plans, health insurance or health care plans, life insurance, disability insurance, pension and other retirement plans, pass privileges, interline travel benefits, and the like. In addition to the foregoing, in the event of a Change of Control, the Executive and the Executive's Spouse shall be entitled to medical coverage for their respective lifetimes and any Eligible Child shall be entitled to medical coverage for so long as he or she remains an Eligible Child; provided that, (i) upon termination of the Executive's employment, the medical coverage (including Medicare coverage) described hereunder will become subordinate to:
(x) any coverage provided by a prior or subsequent employer of the Executive or the Executive's Spouse, or (y) in the case of the Executive's Spouse or Eligible Children, any coverage afforded to such persons by their respective past, present, or prospective employers and (ii) in the event of a Change of Control, any medical benefits which would extend beyond the term of the Employment Period (i.e., the lifetime medical benefits) shall be provided to the Executive only to the extent the successor to the QQ Business affords medical benefits of greater duration to its senior vice presidents under a plan or agreement of severance or termination.

(g) Indemnification. The Company shall provide or cause to be provided to the Executive indemnification against all expenses (including attorneys' fees), judgements, fines and amounts paid in settlement in connection with any threatened, pending, or completed action, claim, suit or proceeding, whether civil, criminal, administrative, or investigative (including an action by or in the right of the Company) by reason of the Executive's having served as a director, officer or employee of the Company or any affiliate of the Company. The Company shall advance fees (including attorneys' fees) incurred by the Executive in the defense of any such action, claim, suit, or proceeding, and the Company shall maintain customary directors and officers liability insurance coverage. These provisions supplement and are not in lieu of any rights granted to the Company's officers and directors under the Company's articles of incorporation, bylaws, any corporate document (including insurance policies), or applicable law. The Company shall pay, or promptly reimburse on an as-incurred basis to the Executive, the reasonable fees and expenses of the Executive's legal counsel for its services rendered in connection with, the Executive's enforcement of this Agreement; provided, that if the Executive institutes any proceeding to enforce this Agreement and the judge, arbitrator or other individual presiding over the proceeding affirmatively finds that the Executive instituted the proceeding in bad faith, the Executive shall pay all costs and expenses, including attorneys' fees, of the Executive and the Company. The Company shall indemnify and hold harmless the Executive, on an after-tax basis, from any payment under this Section 4 or otherwise to or for the benefit of the Executive that would be subject to the excise tax (including interests and penalties thereon) imposed by Section 4999 of the Internal Code of 1986, as amended.

(h) Relocation Assistance/Temporary Living. The Company will provide or reimburse the Executive for temporary accommodations in the Reno, Nevada area during such transitional period as may be approved by the Chief Executive Officer of the Company. The Company will also reimburse or pay the Executive for the reasonable costs of packing or moving household goods from Long Beach, California to the Reno, Nevada area and, should the Executive subsequently determine to sell her Long Beach home, for customary closing costs and real estate commissions payable in connection with the sale of the Executive's home in Long Beach, California. In the event that within 18 months of the Change of Control Date, this Agreement is terminated by the Company (other than for Cause) or by the Executive with Good Reason and the Executive relocates from the Reno area (or the location where the Executive was last-based) within 12 months of the date of termination, the Company will reimburse or pay the Executive for the reasonable costs of packing and moving to a location in the continental United States selected by the Executive. The Company shall likewise reimburse the Executive for customary closing costs and real estate commissions in connection with the sale of the Executive's home, or alternatively, for lease termination expenses. The Company and its successors will be jointly responsible, on an after-tax basis, for any income taxes arising from the payments or reimbursements described in this Section 4(i).

5.    Termination and Termination Benefits

(a) Death. If the Executive dies, this Agreement shall automatically terminate on the date of her death. The Executive's estate or designated beneficiaries shall be entitled to receive (i) the Executive's then-current salary for a period of twelve months following the date of death, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to death, (iii) the Airline Travel and Club Benefits, (iv) the Vesting Compensation (which shall vest and become immediately exercisable), (v) any other benefits which shall have been provided to the Executive to the extent permitted under any applicable plan documents, and (vi) subject to the proviso set forth in the last sentence of Section 4(g) above regarding subordination of coverage, lifetime medical coverage for the Executive's Spouse.

(b) Disability. If the Executive suffers a Disability, the Chairman of the Board or the Chief Executive Officer of the Company shall have the right to cause the Company to terminate the Executive's employment as of such date by written notice to the Executive. Thereafter, the Executive shall be entitled to receive:
(i) her then-current salary for a period of twelve months following the date of termination, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to the date of termination, (iii) the Airline Travel and Club Benefits,
(iv) the Vesting Compensation (which shall vest and become immediately exercisable), and (iv) subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of coverage, lifetime medical coverage for the Executive and the Executive's Spouse.

(c) Termination by the Company for Cause. The Company may terminate the Executive's employment for Cause. If the Chairman of the Board or the Chief Executive Officer determines in good faith that the Executive should be terminated for Cause, the Chairman of the Board or Chief Executive Officer, as the case may be, shall send written notice to the Executive setting forth in reasonable detail the nature of the Cause. If terminated for Cause, the Executive will be entitled to no additional compensation other than salary accrued prior to the effective date of termination except as otherwise provided in Section 4.

(d) Termination by the Company without Cause. The Executive's employment may be terminated by the Company without Cause provided that the Executive is afforded at least 30 days' prior written notice of such termination.

(e) Termination by the Executive. The Executive may terminate her employment with or without Good Reason by giving the Board not less than 15 days' prior written notice of termination of her employment, and she shall not be required to render any services to the Company after the date set forth in the notice of termination. In the event of a termination by the Executive without Good Reason, the Executive shall be entitled to no additional compensation other than salary accrued prior to the effective date of termination, except as otherwise provided in Section 4.

(f) Acceleration of Salary, Bonus, and Benefits if Without Cause or for Good Reason. Except as otherwise provided in this Agreement, if this Agreement is terminated by the Company without Cause and other than for death or Disability, or this Agreement is terminated by the Executive with Good Reason: (i) the Company shall pay to the Executive the sum of: (x) the total undiscounted amount of the Executive's entire salary which would otherwise become due and payable under Section 4(a) during the Employment Period, plus (y) if the Change in Control Date shall have occurred, the product of: (A) 3 times (B) the maximum annual bonus payable to the Executive in accordance with the then-current incentive bonus plan described in Section 4(b); (ii) the Vesting Compensation shall vest and become immediately exercisable; and (iii) except to the extent more favorable benefits are otherwise provided in this Agreement (which more favorable provisions shall govern), the Executive shall be entitled to receive flight, medical, dental, life insurance, vision, and similar benefits until the last day of the Employment Period (assuming that this Agreement shall not have been terminated but subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of medical coverage). The salary and bonus that would be due and payable under sub-clause (i) of this Section 4 shall be paid to the Executive in three equal tranches on each of the 30th, 60th, and 90th day after the date of termination (or the immediately succeeding business day if any such day is not a business day).

(g) No Duty to Mitigate/No Non-Compete. The Executive has no duty or obligation to mitigate the expenditures for salaries, bonuses, benefits or otherwise after termination of this Agreement and/or cessation of employment with the Company. Nothing in this Agreement is intended to serve as a "non-compete" or other limitation on the future employment opportunities for the Executive after termination of this Agreement.

6. Confidential Information. The Executive shall maintain a fiduciary duty to the Company for all confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliates until such confidential information, knowledge or data become a matter of public record through disclosure by a person or persons other than the Executive or her representatives and which does not involve communication or disclosure, directly or indirectly, by the Executive or her representatives. The Executive shall not communicate or disclose any such information, knowledge, or data to anyone other than the Company and those designated by the Company. After termination of the Executive's employment with the Company, the Executive shall return all confidential and proprietary information in her possession or under her control and shall not, without the prior written consent of the Company, communicate or disclose any such information, knowledge or data to anyone other than the Company and those designated by the Company. Willful violation of this paragraph 6 shall void this Employment Agreement.

7. Successors and Assigns. This Agreement shall bind any successor to the QQ Business, whether direct or indirect and whether by purchase, merger, consolidation or otherwise, in the same manner and to the same extent that the Company would be obligated under this Agreement if no such succession had taken place. Notwithstanding that a successor to the QQ Business becomes bound to this Agreement, the Company shall continue to be liable for the obligations hereunder as a guarantor. In any agreement providing for succession to the QQ Business, the Company shall cause each and every successor expressly and unconditionally to assume and agree to perform each of the Company's obligations under this Agreement. For avoidance of doubt, it is understood that in the event that another air carrier (or an affiliate thereof) directly or indirectly acquires the QQ Business, the Company shall use its best efforts to cause such airline (or its affiliate as the case may be) to provide the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children with pass, club and other privileges on the combined route networks of the Company and the acquirer (or of any affiliated air carriers, as the case may be) and with boarding priority and other terms equal or superior to the Airline Travel and Club Benefits. This Agreement and all rights of Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive other than by will or the laws of descent and distribution.

8.    General Contract Provisions.

(a) Governing Law/Headings/Amendments/Entire Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives. This Agreement, together with the stock option agreement(s) to be executed, contain the entire understanding of the Company and the Executive with respect to the subject matter hereof and supersede any and all other agreements, either oral or written, between the Company and the Executive with respect to the subject matter hereof.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Executive: to her address as set forth in the personnel records of the Company, if to the Company: to Reno Air, Inc., 220 Edison Way, Reno, Nevada 89502, Attention: Chief Executive Officer, with a copy to the attention of the Company's Corporate Secretary; or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

(c) Enforceability Issues. If any benefits to which the Executive shall otherwise be entitled hereunder are not permitted to be provided to the Executive under any governing plan document or applicable law governing the payment or provision of such benefits, the Company shall pay or provide equivalent benefits to the Executive (or her representatives in the case of death). The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. To the extent the provisions of Section 4(g) are inconsistent with the terms regarding subrogation in any officers' and directors' liability coverage, the terms of such insurance coverage shall prevail. The Executive's and/or the Company's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision thereof.

(d) Withholdings. The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

IN WITNESS WHEREOF, the Executive and the Company have executed this Employment Agreement as of the date first above written.



Reno Air, Inc. (the "Company")


By: /s/ Joseph R. O'Gorman

Title: Chairman of the Board, Chief Executive Officer, and President




/s/Beverley Grear
   Beverley Grear (the "Executive")

                                   Appendix I

                        Employment Agreement Definitions

"Airline Travel Benefits" is defined in Section 4(e).

"Board" shall mean the Board of Directors of the Company.

"Cause" shall mean (i) an act or acts of personal dishonesty taken by the Executive and intended to result in substantial personal enrichment of the Executive at the expense of the Company, (ii) repeated violations by the Executive of the Executive's obligations under this Agreement which are demonstrably willful and deliberate on the Executive's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or, (iii) the conviction of the Executive of a felony.

"Change in Control" shall mean: (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Common Stock"), or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), or (b) individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or (c) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 90% of, respectively, the outstanding common stock and the outstanding voting securities, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; or (d) approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or a significant portion of the QQ Business, other than to a corporation, with respect to which following such sale or other disposition, more than 90% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or (e) the acquisition by an individual, entity or group of beneficial ownership of 50% or more of the then-outstanding securities of the Company, including both voting and non-voting securities; provided, that such acquisition shall constitute a Change of Control only if such individual, entity or group also obtains the power to elect by class vote or cumulative voting, or otherwise to appoint, 50% or more of the total number of directors to the Board of Directors of the Company.

"Change of Control Date" shall mean the first date on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated or the Executive ceases to be an officer of the Company prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment or cessation of status as an officer (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) was effected by or on behalf of the Company in connection with or in anticipation of an actual or proposed Change of Control, then for all purposes of this Agreement the "Change of Control Date" shall mean the date immediately prior to the date of such termination of employment or cessation of status as an officer.

"Club Benefits" is defined in Section 4(e).

"Common Stock" shall mean the Company's common stock, $.01 par value.

"Company" shall mean the Company as defined above and any successor to the QQ Business which assumes and agrees to perform this Agreement by operation of law or otherwise.

"Disability" shall mean any physical or mental illness, condition, dependency, or incapacity rendering the Executive unable to adequately perform substantially all of her duties and responsibilities to the Company, provided that such disability continues for an uninterrupted period of at least 6 months.

"Effective Date" shall mean March 27, 1998.

"Eligible Child" shall mean a naturally born or legally adopted child of the Executive within the age parameters described in the immediately succeeding sentence. Any such child shall cease to be an Eligible Child upon his or her 21st birthday (unless and for so long as such child remains a full-time student, in which case, the child will remain an Eligible Child until not later than his or her 23rd birthday).

"Employment Period" shall mean the period commencing on the Effective Date and ending on the earlier to occur of (i) June 30, 2001 or (ii) the first day of the month next following the Executive's birthday upon which the Executive shall attain the Normal Retirement Date; provided, however, that in the event of a Reappointment of the Executive, the Employment Period shall be extended so as to terminate on the earlier of (x) three years from the applicable Renewal Date or
(y) the Executive's Normal Retirement Date; and provided, further, that upon the occurrence of a Change of Control, the Employment Period shall automatically be extended so as to terminate on the earlier to occur of (a) the third anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Executive's Parents" shall mean those family members defined as "Parents" under the Company's non-revenue travel policies.

"Executive's Spouse" shall mean any prospective spouse of the Executive (for so long as he and the Executive shall remain married unless the marriage shall terminate pursuant to the Executive's death, in which case, he shall maintain such status for purposes of this Agreement until such time as he may re-marry) or in the event the Executive shall re-marry, any successor husband (subject to the qualifications and conditions set forth in the parenthetical commencing on the first line of this definition).

"Good Reason" shall mean any one or more of the following: (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as contemplated by this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (ii) (x) any failure by the Company to comply with its obligations under this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive, or (y) after the Change of Control Date, any failure of the Company to maintain or provide the plans, programs, policies and practices, and benefits described in Section 4 of the
Agreement on the most favorable basis such plans programs, policies and practices were maintained and benefits provided during the 90-day period immediately preceding the Change of Control Date, or if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter with respect to other key employees of the Company and its affiliates; (iii) the Company's requiring the Executive to be based at any office or location other than within 35 miles of the Reno/Lake Tahoe International Airport, except for travel reasonably required in the performance of the Executive's responsibilities;  (iv)  the  consummation  by  the  Company  of  a  significant marketing or operational alliance, strategic partnership, significant code-sharing relationship, "virtual merger," or other significant contractual relationship with one or more non-affiliated air carriers or their affiliates (whether or not in any such case stock, assets, or other consideration are exchanged) which results in a material diminution in or material adverse change to the Executive's position or the authority, duties, and responsibilities thereof, and (v) the failure of the Board to Reappoint the Executive, as more particularly set forth in the definition of Reappointment, below, and (vi) any purported termination by the Company of the Executive's employment other than as expressly permitted by this Agreement. For purposes of determining "Good Reason", any good faith determination of "Good Reason" made by the Executive on or after the Change of Control Date shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 180-day period following the first anniversary of the Change of Control Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

"QQ Business" shall mean a substantial  portion of one or more of the following:
(i) the assets of the Company, (ii) the Company's aircraft, (iii) the Company's non-managerial personnel, (iv) the Outstanding Common Stock, (v) the Outstanding Voting Securities, (vi) the Company's operating certificate, or (vii) the Company's gates.

"Normal Retirement Date" shall mean the mandatory officer retirement age (as determined by the Board).

"Reappointment" shall mean either: (a) the Board's determination to extend the term of the Employment Period under this Agreement by one year or (b) the Board's re-election or reappointment of the Executive to the position and duties described in the first sentence of Section 3 for any period beyond the next succeeding Renewal Date. The Company covenants that the Board shall determine whether to reappoint the Executive annually; such determination to occur between January 1 of a calendar year and not less than 20 days prior to the Renewal Date in the same calendar year. It is understood that the failure to Reappoint the Executive shall be deemed to afford the Executive the right to terminate this Agreement for Good Reason. For avoidance of doubt and notwithstanding the two immediately preceding sentences, after a Change of Control, the Employment Period shall terminate on the earlier to occur of: (a) the third anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Renewal Date" shall mean June 30, 1999 and each annual anniversary thereof.

"Travel Network" shall mean each airline operated by the Company or any of its affiliates or any successor or successors.

"Vesting Compensation" is defined in Section 4(d).

                              EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is dated as of June 3, 1998 by and between Reno Air, Inc., a Nevada corporation (the "Company") and W. Stephen Jackson (the "Executive").

The Executive and the Company agree as follows:

1. Definitions. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in Appendix I entitled "Employment Agreement Definitions."

2. Employment. The Company agrees to employ the Executive and the Executive agrees to be employed by the Company on the terms and conditions hereinafter set forth during the Employment Period.

3. Position and Duties. During the Employment Period, the Executive shall serve the Company as the Senior Vice President- Finance and Chief Financial Officer and shall perform the attendant responsibilities thereto as provided in the Company's by-laws, as well as such other responsibilities as the Board, the Chairman of the Board, the Chief Executive Officer, or the President may from time to time reasonably assign. The Executive agrees to devote such time and effort as shall be reasonably required to discharge his duties hereunder. During the Employment Period, it shall not be a violation of this Agreement for the Executive to: (i) serve on charitable or non-conflicting civic or corporate boards or committees, (ii) deliver lectures, fulfill speaking engagements, or teach at educational institutions, or (iii) manage personal investments; so long as the foregoing activities do not interfere with the performance of the Executive's responsibilities. During the term of his employment with the Company, the Executive shall report to the President or a more senior officer of the Company.

4. Compensation and Benefits. The compensation and benefits payable to Executive for all services rendered by the Executive under this Agreement shall be as follows:

(a) Salary. The Executive shall receive a minimum base salary at the rate of $175,000 per year. Such salary shall be (i) payable semi-monthly in accordance with the Company's standard payroll practices (and pro-rated for any partial pay period), and (ii) subject to review and increase (but not decrease) at any time at the discretion of the Board.

(b) Annual Bonus. The Executive shall be entitled to receive an annual bonus (as determined by the Board in good faith) of up to the maximum participation level provided for in the Company's incentive compensation plan for officers. Such bonus shall be paid not later than April 15 of the calendar year following the calendar year to which it shall apply. The Executive shall also be eligible to participate at a level (which is not significantly less than the maximum participation level of officers with a substantially similar title or level) in any other bonus or incentive compensation arrangements provided by the Company from time to time to its officers or key employees.

(c) Business Expenses. The Company shall reimburse the Executive promptly for all reasonable travel and other business expenses incurred by him in the performance of his duties and responsibilities, subject to the Company's policies with respect to substantiation and documentation.

(a) Stock Options. The Company and the Executive shall enter into one or more stock option agreements with respect to options for the purchase of 175,000 shares of Common Stock (subject to an equitable adjustment in the case of stock splits and the like), at an exercise price of $7.8125, with such options vesting in accordance with the following schedule: 50,000 shares of Common Stock vested on the Effective Date, 41,666.67 shares of Common Stock shall vest on the first anniversary of the Effective Date, 41,666.67 shares of Common Stock shall vest on the second anniversary of the Effective Date, and 41,666.66 shares of Common Stock shall vest on the third anniversary of the Effective Date. With respect to all stock options and all other deferred compensation that vest over time in accordance with a schedule or formula (such options and other compensation, the "Vesting Compensation"), the Company and the Executive agree that upon the first to occur of: (i) the Change of Control Date or (ii) the termination of this Agreement (other than by the Company for Cause or by the Executive without Good Reason), any Vesting Compensation to which the Executive was or may have become entitled, whether or not theretofore granted or vested, shall be immediately granted and become immediately vested and exercisable by the Executive (or his representative in the case of termination by death). In the event the vesting of the Vesting Compensation is accelerated as provided in the immediately preceding sentence, such Vesting Compensation shall be exercisable until the earlier of:
(x) the stated expiry thereof as provided in a stock option agreement, Company plan, or other governing document or (y) 180 days after the date of the Executive's termination of employment.

(e) Airline Travel. During the Employment Period, the Company will provide or cause to be provided to the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children unlimited free positive space airline travel on the Travel Network (the "Airline Travel Benefit"). Likewise, should the Company, its affiliates, or its or their successors from time to time operate or have an access arrangement for airport clubs, lounges and/or business centers, the Executive and the Executive's Spouse shall be entitled to unlimited free access to each such club, lounge, or business center and unlimited free access to any other travel-related benefit from time to time offered (such club and other travel benefits, the "Club Benefits"). The Executive and the Executive's Spouse shall be entitled to Airline Travel and Club Benefits for their respective lifetimes upon the first to occur of the following: (a) the Change of Control Date, (b) the third anniversary of the Effective Date, or (c) the Executive's employment is terminated by the Company (other than for Cause) or by the Executive for Good Reason. The Executive's Parents shall be entitled to Airline Travel Benefits for their respective lifetimes if and when the Executive (or the Executive's Spouse in the case of the Executive's death) becomes entitled to the benefits described in the immediately preceding sentence. An Eligible Child shall be entitled to Airline Travel Benefits for so long as: (x) he or she shall remain an Eligible Child and (y) except in the case of the Executive's death, the Executive shall remain eligible for Airline Travel Benefits. The post- Employment Period Airline Travel and Club Benefits described in the preceding sentences shall be provided on the most favored terms, practices and conditions from time to time provided or offered by the Company, its affiliates, and successors to its or their active and retired senior vice presidents and their families (it is understood that in all cases that such benefits shall equal or exceed the priority of the highest class of space-available travel in all classes of service on the Travel Network at no charge to the Executive).

(f) Other Benefits. The Executive and, to the extent applicable, the Executive's family, dependents and beneficiaries, shall each participate in all benefits, plans and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to the senior-most executive officers and key employees of the Company and its successors. Such benefits, plans and programs may include, without limitation, profit sharing plans, thrift plans, health insurance or health care plans, life insurance, disability insurance, pension and other retirement plans, pass privileges, interline travel benefits, and the like. In addition to the foregoing, in the event of a Change of Control, the Executive and the Executive's Spouse shall be entitled to medical coverage for their respective lifetimes and any Eligible Child shall be entitled to medical coverage for so long as he or she remains an Eligible Child; provided that, (i) upon termination of the Executive's employment, the medical coverage (including Medicare coverage) described hereunder will become subordinate to:
(x) any coverage provided by a prior or subsequent employer of the Executive or the Executive's Spouse, or (y) in the case of the Executive's Spouse or Eligible Children, any coverage afforded to such persons by their respective past, present, or prospective employers and (ii) in the event of a Change of Control, any medical benefits which would extend beyond the term of the Employment Period (i.e., the lifetime medical benefits) shall be provided to the Executive only to the extent the successor to the QQ Business affords medical benefits of greater duration to its senior vice presidents under a plan or agreement of severance or termination.

(g) Indemnification. The Company shall provide or cause to be provided to the Executive indemnification against all expenses (including attorneys' fees), judgements, fines and amounts paid in settlement in connection with any threatened, pending, or completed action, claim, suit or proceeding, whether civil, criminal, administrative, or investigative (including an action by or in the right of the Company) by reason of the Executive's having served as a director, officer or employee of the Company or any affiliate of the Company. The Company shall advance fees (including attorneys' fees) incurred by the Executive in the defense of any such action, claim, suit, or proceeding, and the Company shall maintain customary directors and officers liability insurance coverage. These provisions supplement and are not in lieu of any rights granted to the Company's officers and directors under the Company's articles of incorporation, bylaws, any corporate document (including insurance policies), or applicable law. The Company shall pay, or promptly reimburse on an as-incurred basis to the Executive, the reasonable fees and expenses of the Executive's legal counsel for its services rendered in connection with, the Executive's enforcement of this Agreement; provided, that if the Executive institutes any proceeding to enforce this Agreement and the judge, arbitrator or other individual presiding over the proceeding affirmatively finds that the Executive instituted the proceeding in bad faith, the Executive shall pay all costs and expenses, including attorneys' fees, of the Executive and the Company. The Company shall indemnify and hold harmless the Executive, on an after-tax basis, from any payment under this Section 4 or otherwise to or for the benefit of the Executive that would be subject to the excise tax (including interests and penalties thereon) imposed by Section 4999 of the Internal Code of 1986, as amended.

(h) Relocation Assistance/Temporary Living. The Company will provide or reimburse the Executive for temporary accommodations in the Reno, Nevada area during such transitional period as may be approved by the Chief Executive Officer of the Company. The Company will also reimburse or pay the Executive for the reasonable costs of packing or moving household goods from the Farmington, New Mexico area to the Reno, Nevada area and for customary closing costs and real estate commissions payable in connection with the sale of the New Mexico home. In the event that within 18 months of the Change of Control Date, this Agreement is terminated by the Company (other than for Cause) or by the Executive with Good Reason and the Executive relocates from the Reno area (or the location where the Executive was last-based) within 12 months of the date of termination, the Company will reimburse or pay the Executive for the reasonable costs of packing and moving to a location in the continental United States selected by the Executive. The Company shall likewise reimburse the Executive for customary closing costs and real estate commissions in connection with the sale of the Executive's home, or alternatively, for lease termination expenses. The Company and its successors will be jointly responsible, on an after-tax basis, for any income taxes arising from the payments or reimbursements described in this Section 4(i).

5.    Termination and Termination Benefits

(a) Death. If the Executive dies, this Agreement shall automatically terminate on the date of his death. The Executive's estate or designated beneficiaries shall be entitled to receive (i) the Executive's then-current salary for a period of twelve months following the date of death, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to death, (iii) the Airline Travel and Club Benefits, (iv) the Vesting Compensation (which shall vest and become immediately exercisable), (v) any other benefits which shall have been provided to the Executive to the extent permitted under any applicable plan documents, and (vi) subject to the proviso set forth in the last sentence of Section 4(g) above regarding subordination of coverage, lifetime medical coverage for the Executive's Spouse.

(b) Disability. If the Executive suffers a Disability, the Chairman of the Board or the Chief Executive Officer of the Company shall have the right to cause the Company to terminate the Executive's employment as of such date by written notice to the Executive. Thereafter, the Executive shall be entitled to receive:
(i) his then-current salary for a period of twelve months following the date of termination, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to the date of termination, (iii) the Airline Travel and Club Benefits,
(iv) the Vesting Compensation (which shall vest and become immediately exercisable), and (iv) subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of coverage, lifetime medical coverage for the Executive and the Executive's Spouse.

(c) Termination by the Company for Cause. The Company may terminate the Executive's employment for Cause. If the Chairman of the Board or the Chief Executive Officer determines in good faith that the Executive should be terminated for Cause, the Chairman of the Board or Chief Executive Officer, as the case may be, shall send written notice to the Executive setting forth in reasonable detail the nature of the Cause. If terminated for Cause, the Executive will be entitled to no additional compensation other than salary accrued prior to the effective date of termination except as otherwise provided in Section 4.

(d) Termination by the Company without Cause. The Executive's employment may be terminated by the Company without Cause provided that the Executive is afforded at least 30 days' prior written notice of such termination.

(e) Termination by the Executive. The Executive may terminate his employment with or without Good Reason by giving the Board not less than 15 days' prior written notice of termination of his employment, and he shall not be required to render any services to the Company after the date set forth in the notice of termination. In the event of a termination by the Executive without Good Reason, the Executive shall be entitled to no additional compensation other than salary accrued prior to the effective date of termination, except as otherwise provided in Section 4.

(f) Acceleration of Salary, Bonus, and Benefits if Without Cause or for Good Reason. Except as otherwise provided in this Agreement, if this Agreement is terminated by the Company without Cause and other than for death or Disability, or this Agreement is terminated by the Executive with Good Reason: (i) the Company shall pay to the Executive the sum of: (x) the total undiscounted amount of the Executive's entire salary which would otherwise become due and payable under Section 4(a) during the Employment Period, plus (y) if the Change in Control Date shall have occurred, the product of: (A) 3 times (B) the maximum annual bonus payable to the Executive in accordance with the then-current incentive bonus plan described in Section 4(b); (ii) the Vesting Compensation shall vest and become immediately exercisable; and (iii) except to the extent more favorable benefits are otherwise provided in this Agreement (which more favorable provisions shall govern), the Executive shall be entitled to receive flight, medical, dental, life insurance, vision, and similar benefits until the last day of the Employment Period (assuming that this Agreement shall not have been terminated but subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of medical coverage). The salary and bonus that would be due and payable under sub-clause (i) of this Section 4 shall be paid to the Executive in three equal tranches on each of the 30th, 60th, and 90th day after the date of termination (or the immediately succeeding business day if any such day is not a business day).

(g) No Duty to Mitigate/No Non-Compete. The Executive has no duty or obligation to mitigate the expenditures for salaries, bonuses, benefits or otherwise after termination of this Agreement and/or cessation of employment with the Company. Nothing in this Agreement is intended to serve as a "non-compete" or other limitation on the future employment opportunities for the Executive after termination of this Agreement.

6. Confidential Information. The Executive shall maintain a fiduciary duty to the Company for all confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliates until such confidential information, knowledge or data become a matter of public record through disclosure by a person or persons other than the Executive or his representatives and which does not involve communication or disclosure, directly or indirectly, by the Executive or his representatives. The Executive shall not communicate or disclose any such information, knowledge, or data to anyone other than the Company and those designated by the Company. After termination of the Executive's employment with the Company, the Executive shall return all confidential and proprietary information in his possession or under his control and shall not, without the prior written consent of the Company, communicate or disclose any such information, knowledge or data to anyone other than the Company and those designated by the Company. Willful violation of this paragraph 6 shall void this Employment Agreement.

7. Successors and Assigns. This Agreement shall bind any successor to the QQ Business, whether direct or indirect and whether by purchase, merger, consolidation or otherwise, in the same manner and to the same extent that the Company would be obligated under this Agreement if no such succession had taken place. Notwithstanding that a successor to the QQ Business becomes bound to this Agreement, the Company shall continue to be liable for the obligations hereunder as a guarantor. In any agreement providing for succession to the QQ Business, the Company shall cause each and every successor expressly and unconditionally to assume and agree to perform each of the Company's obligations under this Agreement. For avoidance of doubt, it is understood that in the event that another air carrier (or an affiliate thereof) directly or indirectly acquires the QQ Business, the Company shall use its best efforts to cause such airline (or its affiliate as the case may be) to provide the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children with pass, club and other privileges on the combined route networks of the Company and the acquirer (or of any affiliated air carriers, as the case may be) and with boarding priority and other terms equal or superior to the Airline Travel and Club Benefits. This Agreement and all rights of Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive other than by will or the laws of descent and distribution.

8.    General Contract Provisions.

(a) Governing Law/Headings/Amendments/Entire Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives. This Agreement, together with the stock option agreement(s) to be executed, contain the entire understanding of the Company and the Executive with respect to the subject matter hereof and supersede any and all other agreements, either oral or written, between the Company and the Executive with respect to the subject matter hereof.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Executive: to his address as set forth in the personnel records of the Company, if to the Company: to Reno Air, Inc., 220 Edison Way, Reno, Nevada 89502, Attention: Chief Executive Officer, with a copy to the attention of the Company's Corporate Secretary; or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

(c) Enforceability Issues. If any benefits to which the Executive shall otherwise be entitled hereunder are not permitted to be provided to the Executive under any governing plan document or applicable law governing the payment or provision of such benefits, the Company shall pay or provide equivalent benefits to the Executive (or her representatives in the case of death). The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. To the extent the provisions of Section 4(g) are inconsistent with the terms regarding subrogation in any officers' and directors' liability coverage, the terms of such insurance coverage shall prevail. The Executive's and/or the Company's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision thereof.

(d) Withholdings. The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

IN WITNESS WHEREOF, the Executive and the Company have executed this Employment Agreement as of the date first above written.


Reno Air, Inc. (the "Company")


By: /s/ Joseph R. O' Gorman

Title: Chairman of the Board, Chief Executive Officer, and President




    /s/  W. Stephen Jackson
         W. Stephen Jackson (the "Executive")

                                   Appendix I

                        Employment Agreement Definitions

"Airline Travel Benefits" is defined in Section 4(e).

"Board" shall mean the Board of Directors of the Company.

"Cause" shall mean (i) an act or acts of personal dishonesty taken by the Executive and intended to result in substantial personal enrichment of the Executive at the expense of the Company, (ii) repeated violations by the Executive of the Executive's obligations under this Agreement which are demonstrably willful and deliberate on the Executive's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or, (iii) the conviction of the Executive of a felony.

"Change in Control" shall mean: (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Common Stock"), or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), or (b) individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or (c) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 90% of, respectively, the outstanding common stock and the outstanding voting securities, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; or (d) approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or a significant portion of the QQ Business, other than to a corporation, with respect to which following such sale or other disposition, more than 90% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or (e) the acquisition by an individual, entity or group of beneficial ownership of 50% or more of the then-outstanding securities of the Company, including both voting and non-voting securities; provided, that such acquisition shall constitute a Change of Control only if such individual, entity or group also obtains the power to elect by class vote or cumulative voting, or otherwise to appoint, 50% or more of the total number of directors to the Board of Directors of the Company.

"Change of Control Date" shall mean the first date on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated or the Executive ceases to be an officer of the Company prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment or cessation of status as an officer (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) was effected by or on behalf of the Company in connection with or in anticipation of an actual or proposed Change of Control, then for all purposes of this Agreement the "Change of Control Date" shall mean the date immediately prior to the date of such termination of employment or cessation of status as an officer.

"Club Benefits' is defined in Section 4(e).

"Common Stock" shall mean the Company's common stock, $.01 par value.

"Company" shall mean the Company as defined above and any successor to the QQ Business which assumes and agrees to perform this Agreement by operation of law or otherwise.

"Disability" shall mean any physical or mental illness, condition, dependency, or incapacity rendering the Executive unable to adequately perform substantially all of his duties and responsibilities to the Company, provided that such disability continues for an uninterrupted period of at least 6 months.

"Effective Date" shall mean June 3, 1998.

"Eligible Child" shall mean a naturally born or legally adopted child of the Executive within the age parameters described in the immediately succeeding sentence. Any such child shall cease to be an Eligible Child upon his or her 21st birthday (unless and for so long as such child remains a full-time student, in which case, the child will remain an Eligible Child until not later than his or her 23rd birthday).

"Employment Period" shall mean the period commencing on the Effective Date and ending on the earlier to occur of (i) June 30, 2001 or (ii) the first day of the month next following the Executive's birthday upon which the Executive shall attain the Normal Retirement Date; provided, however, that in the event of a Reappointment of the Executive, the Employment Period shall be extended so as to terminate on the earlier of (x) three years from the applicable Renewal Date or
(y) the Executive's Normal Retirement Date; and provided, further, that upon the occurrence of a Change of Control, the Employment Period shall automatically be extended so as to terminate on the earlier to occur of (a) the third anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Executive's Parents" shall mean those family members defined as "Parents" under the Company's non-revenue travel policies.

"Executive's Spouse" shall mean the Executive's wife on the Effective Date (for so long as she and the Executive shall remain married unless the marriage shall terminate pursuant to the Executive's death, in which case, she shall maintain such status for purposes of this Agreement until such time as she may re-marry) or in the event the Executive shall re-marry, any successor wife (subject to the qualifications and conditions set forth in the parenthetical commencing on the first line of this definition).

"Good Reason" shall mean any one or more of the following: (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as contemplated by this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (ii) (x) any failure by the Company to comply with its obligations under this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive, or (y) after the Change of Control Date, any failure of the Company to maintain or provide the plans, programs, policies and practices, and benefits described in Section 4 of the
Agreement on the most favorable basis such plans programs, policies and practices were maintained and benefits provided during the 90-day period immediately preceding the Change of Control Date, or if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter with respect to other key employees of the Company and its affiliates; (iii) the Company's requiring the Executive to be based at any office or location other than within 35 miles of the Reno/Lake Tahoe International Airport, except for travel reasonably required in the performance of the Executive's responsibilities;  (iv)  the  consummation  by  the  Company  of  a  significant marketing or operational alliance, strategic partnership, significant code-sharing relationship, "virtual merger," or other significant contractual relationship with one or more non-affiliated air carriers or their affiliates (whether or not in any such case stock, assets, or other consideration are exchanged) which results in a material diminution in or material adverse change to the Executive's position or the authority, duties, and responsibilities thereof, and (v) the failure of the Board to Reappoint the Executive, as more particularly set forth in the definition of Reappointment, below, and (vi) any purported termination by the Company of the Executive's employment other than as expressly permitted by this Agreement. For purposes of determining "Good Reason", any good faith determination of "Good Reason" made by the Executive on or after the Change of Control Date shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 180-day period following the first anniversary of the Change of Control Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

"QQ Business" shall mean a substantial  portion of one or more of the following:
(i) the assets of the Company, (ii) the Company's aircraft, (iii) the Company's non-managerial personnel, (iv) the Outstanding Common Stock, (v) the Outstanding Voting Securities, (vi) the Company's operating certificate, or (vii) the Company's gates.

"Normal Retirement Date" shall mean the mandatory officer retirement age (as determined by the Board).

"Reappointment" shall mean either: (a) the Board's determination to extend the term of the Employment Period under this Agreement by one year or (b) the Board's re-election or reappointment of the Executive to the position and duties described in the first sentence of Section 3 for any period beyond the next succeeding Renewal Date. The Company covenants that the Board shall determine whether to reappoint the Executive annually; such determination to occur between January 1 of a calendar year and not less than 20 days prior to the Renewal Date in the same calendar year. It is understood that the failure to Reappoint the Executive shall be deemed to afford the Executive the right to terminate this Agreement for Good Reason. For avoidance of doubt and notwithstanding the two immediately preceding sentences, after a Change of Control, the Employment Period shall terminate on the earlier to occur of: (a) the third anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Renewal Date" shall mean June 30, 1999 and each annual anniversary thereof.

"Travel Network" shall mean each airline operated by the Company or any of its affiliates or any successor or successors.

"Vesting Compensation" is defined in Section 4(d).

                              EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is dated as of April 6, 1998 by and between Reno Air, Inc., a Nevada corporation (the "Company") and Joanne Dowty Smith (the "Executive").

The Executive and the Company agree as follows:

1. Definitions. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in Appendix I entitled "Employment Agreement Definitions."

2. Employment. The Company agrees to employ the Executive and the Executive agrees to be employed by the Company on the terms and conditions hereinafter set forth during the Employment Period.

3. Position and Duties. During the Employment Period, the Executive shall serve the Company as the Senior Vice President- Marketing and Planning and shall perform the attendant responsibilities thereto as provided in the Company's by-laws, as well as such other responsibilities as the Board, the Chairman of the Board, the Chief Executive Officer, or the President may from time to time reasonably assign. The Executive agrees to devote such time and effort as shall be reasonably required to discharge her duties hereunder. During the Employment Period, it shall not be a violation of this Agreement for the Executive to: (i) serve on charitable or non-conflicting civic or corporate boards or committees,
(ii) deliver lectures, fulfill speaking engagements, or teach at educational institutions, or (iii) manage personal investments; so long as the foregoing activities do not interfere with the performance of the Executive's responsibilities. During the term of her employment with the Company, the Executive shall report to the President or a more senior officer of the Company.

4. Compensation and Benefits. The compensation and benefits payable to Executive for all services rendered by the Executive under this Agreement shall be as follows:

(a) Salary. The Executive shall receive a minimum base salary at the rate of $175,000 per year. Such salary shall be (i) payable semi-monthly in accordance with the Company's standard payroll practices (and pro-rated for any partial pay period), and (ii) subject to review and increase (but not decrease) at any time at the discretion of the Board.

(b) Annual Bonus. The Executive shall be entitled to receive an annual bonus (as determined by the Board in good faith) of up to the maximum participation level provided for in the Company's incentive compensation plan for officers. Such bonus shall be paid not later than April 15 of the calendar year following the calendar year to which it shall apply. The Executive shall also be eligible to participate at a level (which is not significantly less than the maximum participation level of officers with a substantially similar title or level) in any other bonus or incentive compensation arrangements provided by the Company from time to time to its officers or key employees.

(c) Business Expenses. The Company shall reimburse the Executive promptly for all reasonable travel and other business expenses incurred by him in the performance of her duties and responsibilities, subject to the Company's policies with respect to substantiation and documentation.

(d) Stock Options. The Company and the Executive shall enter into one or more stock option agreements with respect to options for the purchase of 135,000 shares of Common Stock (subject to an equitable adjustment in the case of stock splits and the like), at an exercise price of $8.03125, with such options vesting in accordance with the following schedule: 25,000 shares of Common Stock vested on the Effective Date, 36,666.67 shares of Common Stock shall vest on the first anniversary of the Effective Date, 36,666.67 shares of Common Stock shall vest on the second anniversary of the Effective Date, and 36,666.66 shares of Common Stock shall vest on the third anniversary of the Effective Date. With respect to all stock options and all other deferred compensation that vest over time in accordance with a schedule or formula (such options and other compensation, the "Vesting Compensation"), the Company and the Executive agree that upon the first to occur of: (i) the Change of Control Date or (ii) the termination of this Agreement (other than by the Company for Cause or by the Executive without Good Reason), any Vesting Compensation to which the Executive was or may have become entitled, whether or not theretofore granted or vested, shall be immediately granted and become immediately vested and exercisable by the Executive (or her representative in the case of termination by death). In the event the vesting of the Vesting Compensation is accelerated as provided in the immediately preceding sentence, such Vesting Compensation shall be exercisable until the earlier of: (x) the stated expiry thereof as provided in a stock option agreement, Company plan, or other governing document or (y) 180 days after the date of the Executive's termination of employment.

(e) Airline Travel. During the Employment Period, the Company will provide or cause to be provided to the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children unlimited free positive space airline travel on the Travel Network (the "Airline Travel Benefits"). Likewise, should the Company, its affiliates, or its or their successors from time to time operate or have an access arrangement for airport clubs, lounges and/or business centers, the Executive and the Executive's Spouse shall be entitled to unlimited free access to each such club, lounge, or business center and unlimited free access to any other travel-related benefit from time to time offered (such club and other travel benefits, the "Club Benefits"). The Executive and the Executive's Spouse shall be entitled to Airline Travel and Club Benefits for their respective lifetimes upon the first to occur of the following: (a) the Change of Control Date, (b) the third anniversary of the Effective Date, or (c) the Executive's employment is terminated by the Company (other than for Cause) or by the Executive for Good Reason. The Executive's Parents shall be entitled to Airline Travel Benefits for their respective lifetimes if and when the Executive (or the Executive's Spouse in the case of the Executive's death) becomes entitled to the benefits described in the immediately preceding sentence. An Eligible Child shall be entitled to Airline Travel Benefits for so long as: (x) he or she shall remain an Eligible Child and (y) except in the case of the Executive's death, the Executive shall remain eligible for Airline Travel Benefits. The post- Employment Period Airline Travel and Club Benefits described in the preceding sentences shall be provided on the most favored terms, practices and conditions from time to time provided or offered by the Company, its affiliates, and successors to its or their active and retired senior vice presidents and their families (it is understood that in all cases that such benefits shall equal or exceed the priority of the highest class of space-available travel in all classes of service on the Travel Network at no charge to the Executive).

(f) Other Benefits. The Executive and, to the extent applicable, the Executive's family, dependents and beneficiaries, shall each participate in all benefits, plans and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to the senior-most executive officers and key employees of the Company and its successors. Such benefits, plans and programs may include, without limitation, profit sharing plans, thrift plans, health insurance or health care plans, life insurance, disability insurance, pension and other retirement plans, pass privileges, interline travel benefits, and the like. In addition to the foregoing, in the event of a Change of Control, the Executive and the Executive's Spouse shall be entitled to medical coverage for their respective lifetimes and any Eligible Child shall be entitled to medical coverage for so long as he or she remains an Eligible Child; provided that, (i) upon termination of the Executive's employment, the medical coverage (including Medicare coverage) described hereunder will become subordinate to:
(x) any coverage provided by a prior or subsequent employer of the Executive or the Executive's Spouse, or (y) in the case of the Executive's Spouse or Eligible Children, any coverage afforded to such persons by their respective past, present, or prospective employers and (ii) in the event of a Change of Control, any medical benefits which would extend beyond the term of the Employment Period (i.e., the lifetime medical benefits) shall be provided to the Executive only to the extent the successor to the QQ Business affords medical benefits of greater duration to its senior vice presidents under a plan or agreement of severance or termination.

(g) Indemnification. The Company shall provide or cause to be provided to the Executive indemnification against all expenses (including attorneys' fees), judgements, fines and amounts paid in settlement in connection with any threatened, pending, or completed action, claim, suit or proceeding, whether civil, criminal, administrative, or investigative (including an action by or in the right of the Company) by reason of the Executive's having served as a director, officer or employee of the Company or any affiliate of the Company. The Company shall advance fees (including attorneys' fees) incurred by the Executive in the defense of any such action, claim, suit, or proceeding, and the Company shall maintain customary directors and officers liability insurance coverage. These provisions supplement and are not in lieu of any rights granted to the Company's officers and directors under the Company's articles of incorporation, bylaws, any corporate document (including insurance policies), or applicable law. The Company shall pay, or promptly reimburse on an as-incurred basis to the Executive, the reasonable fees and expenses of the Executive's legal counsel for its services rendered in connection with, the Executive's enforcement of this Agreement; provided, that if the Executive institutes any proceeding to enforce this Agreement and the judge, arbitrator or other individual presiding over the proceeding affirmatively finds that the Executive instituted the proceeding in bad faith, the Executive shall pay all costs and expenses, including attorneys' fees, of the Executive and the Company. The Company shall indemnify and hold harmless the Executive, on an after-tax basis, from any payment under this Section 4 or otherwise to or for the benefit of the Executive that would be subject to the excise tax (including interests and penalties thereon) imposed by Section 4999 of the Internal Code of 1986, as amended.

(h) Relocation Assistance/Temporary Living. The Company will provide or reimburse the Executive for temporary accommodations in the Reno, Nevada area during such transitional period as may be approved by the Chief Executive Officer of the Company. The Company will also reimburse or pay the Executive for the reasonable costs of packing or moving household goods from the Raleigh-Durham, North Carolina area to the Reno, Nevada area and for customary closing costs and real estate commissions payable in connection with the sale of the North Carolina home. In the event that within 18 months of the Change of Control Date, this Agreement is terminated by the Company (other than for Cause) or by the Executive with Good Reason and the Executive relocates from the Reno area (or the location where the Executive was last-based) within 12 months of the date of termination, the Company will reimburse or pay the Executive for the reasonable costs of packing and moving to a location in the continental United States selected by the Executive. The Company shall likewise reimburse the Executive for customary closing costs and real estate commissions in connection with the sale of the Executive's home, or alternatively, for lease termination expenses. The Company and its successors will be jointly responsible, on an after-tax basis, for any income taxes arising from the payments or reimbursements described in this Section 4(i).

5. Termination and Termination Benefits

(a) Death. If the Executive dies, this Agreement shall automatically terminate on the date of her death. The Executive's estate or designated beneficiaries shall be entitled to receive (i) the Executive's then-current salary for a period of twelve months following the date of death, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to death, (iii) the Airline Travel and Club Benefits, (iv) the Vesting Compensation (which shall vest and become immediately exercisable), (v) any other benefits which shall have been provided to the Executive to the extent permitted under any applicable plan documents, and (vi) subject to the proviso set forth in the last sentence of Section 4(g) above regarding subordination of coverage, lifetime medical coverage for the Executive's Spouse.

(b) Disability. If the Executive suffers a Disability, the Chairman of the Board or the Chief Executive Officer of the Company shall have the right to cause the Company to terminate the Executive's employment as of such date by written notice to the Executive. Thereafter, the Executive shall be entitled to receive:
(i) her then-current salary for a period of twelve months following the date of termination, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to the date of termination, (iii) the Airline Travel and Club Benefits,
(iv) the Vesting Compensation (which shall vest and become immediately exercisable), and (iv) subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of coverage, lifetime medical coverage for the Executive and the Executive's Spouse.

(c) Termination by the Company for Cause. The Company may terminate the Executive's employment for Cause. If the Chairman of the Board or the Chief Executive Officer determines in good faith that the Executive should be terminated for Cause, the Chairman of the Board or Chief Executive Officer, as the case may be, shall send written notice to the Executive setting forth in reasonable detail the nature of the Cause. If terminated for Cause, the Executive will be entitled to no additional compensation other than salary accrued prior to the effective date of termination except as otherwise provided in Section 4.

(d) Termination by the Company without Cause. The Executive's employment may be terminated by the Company without Cause provided that the Executive is afforded at least 30 days' prior written notice of such termination.

(e) Termination by the Executive. The Executive may terminate her employment with or without Good Reason by giving the Board not less than 15 days' prior written notice of termination of her employment, and she shall not be required to render any services to the Company after the date set forth in the notice of termination. In the event of a termination by the Executive without Good Reason, the Executive shall be entitled to no additional compensation other than salary accrued prior to the effective date of termination, except as otherwise provided in Section 4.

(f) Acceleration of Salary, Bonus, and Benefits if Without Cause or for Good Reason. Except as otherwise provided in this Agreement, if this Agreement is terminated by the Company without Cause and other than for death or Disability, or this Agreement is terminated by the Executive with Good Reason: (i) the Company shall pay to the Executive the sum of: (x) the total undiscounted amount of the Executive's entire salary which would otherwise become due and payable under Section 4(a) during the Employment Period, plus (y) if the Change in Control Date shall have occurred, the product of: (A) 3 times (B) the maximum annual bonus payable to the Executive in accordance with the then-current incentive bonus plan described in Section 4(b); (ii) the Vesting Compensation shall vest and become immediately exercisable; and (iii) except to the extent more favorable benefits are otherwise provided in this Agreement (which more favorable provisions shall govern), the Executive shall be entitled to receive flight, medical, dental, life insurance, vision, and similar benefits until the last day of the Employment Period (assuming that this Agreement shall not have been terminated but subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of medical coverage). The salary and bonus that would be due and payable under sub-clause (i) of this Section 4 shall be paid to the Executive in three equal tranches on each of the 30th, 60th, and 90th day after the date of termination (or the immediately succeeding business day if any such day is not a business day).

(g) No Duty to Mitigate/No Non-Compete. The Executive has no duty or obligation to mitigate the expenditures for salaries, bonuses, benefits or otherwise after termination of this Agreement and/or cessation of employment with the Company. Nothing in this Agreement is intended to serve as a "non-compete" or other limitation on the future employment opportunities for the Executive after termination of this Agreement.

6. Confidential Information. The Executive shall maintain a fiduciary duty to the Company for all confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliates until such confidential information, knowledge or data become a matter of public record through disclosure by a person or persons other than the Executive or her representatives and which does not involve communication or disclosure, directly or indirectly, by the Executive or her representatives. The Executive shall not communicate or disclose any such information, knowledge, or data to anyone other than the Company and those designated by the Company. After termination of the Executive's employment with the Company, the Executive shall return all confidential and proprietary information in her possession or under her control and shall not, without the prior written consent of the Company, communicate or disclose any such information, knowledge or data to anyone other than the Company and those designated by the Company. Willful violation of this paragraph 6 shall void this Employment Agreement.

7. Successors and Assigns. This Agreement shall bind any successor to the QQ Business, whether direct or indirect and whether by purchase, merger, consolidation or otherwise, in the same manner and to the same extent that the Company would be obligated under this Agreement if no such succession had taken place. Notwithstanding that a successor to the QQ Business becomes bound to this Agreement, the Company shall continue to be liable for the obligations hereunder as a guarantor. In any agreement providing for succession to the QQ Business, the Company shall cause each and every successor expressly and unconditionally to assume and agree to perform each of the Company's obligations under this Agreement. For avoidance of doubt, it is understood that in the event that another air carrier (or an affiliate thereof) directly or indirectly acquires the QQ Business, the Company shall use its best efforts to cause such airline (or its affiliate as the case may be) to provide the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children with pass, club and other privileges on the combined route networks of the Company and the acquirer (or of any affiliated air carriers, as the case may be) and with boarding priority and other terms equal or superior to the Airline Travel and Club Benefits. This Agreement and all rights of Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive other than by will or the laws of descent and distribution.

8. General Contract Provisions.

(a) Governing Law/Headings/Amendments/Entire Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives. This Agreement, together with the stock option agreement(s) to be executed, contain the entire understanding of the Company and the Executive with respect to the subject matter hereof and supersede any and all other agreements, either oral or written, between the Company and the Executive with respect to the subject matter hereof.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Executive: to her address as set forth in the personnel records of the Company, if to the Company: to Reno Air, Inc., 220 Edison Way, Reno, Nevada 89502, Attention: Chief Executive Officer, with a copy to the attention of the Company's Corporate Secretary; or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

(c) Enforceability Issues. If any benefits to which the Executive shall otherwise be entitled hereunder are not permitted to be provided to the Executive under any governing plan document or applicable law governing the payment or provision of such benefits, the Company shall pay or provide equivalent benefits to the Executive (or her representatives in the case of death). The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. To the extent the provisions of Section 4(g) are inconsistent with the terms regarding subrogation in any officers' and directors' liability coverage, the terms of such insurance coverage shall prevail. The Executive's and/or the Company's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision thereof.

(d) Withholdings. The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

IN WITNESS WHEREOF, the Executive and the Company have executed this Employment Agreement as of the date first above written.



Reno Air, Inc. (the "Company")


By: /s/ Joseph R. O'Gorman

Title: Chairman of the Board, Chief Executive Officer, and President




    /s/ Joanne Smith
        Joanne Dowty Smith (the "Executive")

                                   Appendix I

                        Employment Agreement Definitions

"Airline Travel Benefits" is defined in Section 4(e).

"Board" shall mean the Board of Directors of the Company.

"Cause" shall mean (i) an act or acts of personal dishonesty taken by the Executive and intended to result in substantial personal enrichment of the Executive at the expense of the Company, (ii) repeated violations by the Executive of the Executive's obligations under this Agreement which are demonstrably willful and deliberate on the Executive's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or, (iii) the conviction of the Executive of a felony.

"Change in Control" shall mean: (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Common Stock"), or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), or (b) individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or (c) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 90% of, respectively, the outstanding common stock and the outstanding voting securities, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; or (d) approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or a significant portion of the QQ Business, other than to a corporation, with respect to which following such sale or other disposition, more than 90% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or (e) the acquisition by an individual, entity or group of beneficial ownership of 50% or more of the then-outstanding securities of the Company, including both voting and non-voting securities; provided, that such acquisition shall constitute a Change of Control only if such individual, entity or group also obtains the power to elect by class vote or cumulative voting, or otherwise to appoint, 50% or more of the total number of directors to the Board of Directors of the Company.

"Change of Control Date" shall mean the first date on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated or the Executive ceases to be an officer of the Company prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment or cessation of status as an officer (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) was effected by or on behalf of the Company in connection with or in anticipation of an actual or proposed Change of Control, then for all purposes of this Agreement the "Change of Control Date" shall mean the date immediately prior to the date of such termination of employment or cessation of status as an officer.

"Club Benefits" is defined in Section 4(e).

"Common Stock" shall mean the Company's common stock, $.01 par value.

"Company" shall mean the Company as defined above and any successor to the QQ Business which assumes and agrees to perform this Agreement by operation of law or otherwise.

"Disability" shall mean any physical or mental illness, condition, dependency, or incapacity rendering the Executive unable to adequately perform substantially all of her duties and responsibilities to the Company, provided that such disability continues for an uninterrupted period of at least 6 months.

"Effective Date" shall mean April 6, 1998.

"Eligible Child" shall mean a naturally born or legally adopted child of the Executive within the age parameters described in the immediately succeeding sentence. Any such child shall cease to be an Eligible Child upon his or her 21st birthday (unless and for so long as such child remains a full-time student, in which case, the child will remain an Eligible Child until not later than his or her 23rd birthday).

"Employment Period" shall mean the period commencing on the Effective Date and ending on the earlier to occur of (i) June 30, 2001 or (ii) the first day of the month next following the Executive's birthday upon which the Executive shall attain the Normal Retirement Date; provided, however, that in the event of a Reappointment of the Executive, the Employment Period shall be extended so as to terminate on the earlier of (x) three years from the applicable Renewal Date or
(y) the Executive's Normal Retirement Date; and provided, further, that upon the occurrence of a Change of Control, the Employment Period shall automatically be extended so as to terminate on the earlier to occur of (a) the third anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Executive's Parents" shall mean those family members defined as "Parents" under the Company's non-revenue travel policies.

"Executive's Spouse" shall mean the Executive's husband on the Effective Date (for so long as he and the Executive shall remain married unless the marriage shall terminate pursuant to the Executive's death, in which case, he shall maintain such status for purposes of this Agreement until such time as he may re-marry) or in the event the Executive shall re-marry, any successor husband (subject to the qualifications and conditions set forth in the parenthetical commencing on the first line of this definition).

"Good Reason" shall mean any one or more of the following: (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as contemplated by this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (ii) (x) any failure by the Company to comply with its obligations under this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive, or (y) after the Change of Control Date, any failure of the Company to maintain or provide the plans, programs, policies and practices, and benefits described in Section 4 of the
Agreement on the most favorable basis such plans programs, policies and practices were maintained and benefits provided during the 90-day period immediately preceding the Change of Control Date, or if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter with respect to other key employees of the Company and its affiliates; (iii) the Company's requiring the Executive to be based at any office or location other than within 35 miles of the Reno/Lake Tahoe International Airport, except for travel reasonably required in the performance of the Executive's responsibilities;  (iv)  the  consummation  by  the  Company  of  a  significant marketing or operational alliance, strategic partnership, significant code-sharing relationship, "virtual merger," or other significant contractual relationship with one or more non-affiliated air carriers or their affiliates (whether or not in any such case stock, assets, or other consideration are exchanged) which results in a material diminution in or material adverse change to the Executive's position or the authority, duties, and responsibilities thereof, and (v) the failure of the Board to Reappoint the Executive, as more particularly set forth in the definition of Reappointment, below, and (vi) any purported termination by the Company of the Executive's employment other than as expressly permitted by this Agreement. For purposes of determining "Good Reason", any good faith determination of "Good Reason" made by the Executive on or after the Change of Control Date shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 180-day period following the first anniversary of the Change of Control Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

"QQ Business" shall mean a substantial  portion of one or more of the following:
(i) the assets of the Company, (ii) the Company's aircraft, (iii) the Company's non-managerial personnel, (iv) the Outstanding Common Stock, (v) the Outstanding Voting Securities, (vi) the Company's operating certificate, or (vii) the Company's gates.

"Normal Retirement Date" shall mean the mandatory officer retirement age (as determined by the Board).

"Reappointment" shall mean either: (a) the Board's determination to extend the term of the Employment Period under this Agreement by one year or (b) the Board's re-election or reappointment of the Executive to the position and duties described in the first sentence of Section 3 for any period beyond the next succeeding Renewal Date. The Company covenants that the Board shall determine whether to reappoint the Executive annually; such determination to occur between January 1 of a calendar year and not less than 20 days prior to the Renewal Date in the same calendar year. It is understood that the failure to Reappoint the Executive shall be deemed to afford the Executive the right to terminate this Agreement for Good Reason. For avoidance of doubt and notwithstanding the two immediately preceding sentences, after a Change of Control, the Employment Period shall terminate on the earlier to occur of: (a) the third anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Renewal Date" shall mean June 30, 1999 and each annual anniversary thereof.

"Travel Network" shall mean each airline operated by the Company or any of its affiliates or any successor or successors.

"Vesting Compensation" is defined in Section 4(d).

                              EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is dated as of April 17, 1998 by and between Reno Air, Inc., a Nevada corporation (the "Company") and Steven A. Rossum (the "Executive").

The Executive and the Company agree as follows:

1. Definitions. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in Appendix I entitled "Employment Agreement Definitions."

2. Employment. The Company agrees to employ the Executive and the Executive agrees to be employed by the Company on the terms and conditions hereinafter set forth during the Employment Period.

3. Position and Duties. During the Employment Period, the Executive shall serve the Company as the Senior Vice President, General Counsel, and Corporate Secretary and shall perform the attendant responsibilities thereto as provided in the Company's by-laws, as well as such other responsibilities as the Board, the Chairman of the Board, or the Chief Executive Officer may from time to time reasonably assign. The Executive agrees to devote such time and effort as shall be reasonably required to discharge his duties hereunder. During the Employment Period, it shall not be a violation of this Agreement for the Executive to: (i) serve on charitable or non-conflicting civic or corporate boards or committees,
(ii) deliver lectures, fulfill speaking engagements, or teach at educational institutions, or (iii) manage personal investments; so long as the foregoing activities do not interfere with the performance of the Executive's responsibilities. During the term of his employment with the Company, the Executive shall report to the Chief Executive Officer or a more senior officer of the Company.

4. Compensation and Benefits. The compensation and benefits payable to Executive for all services rendered by the Executive under this Agreement shall be as follows:

(a) Salary. The Executive shall receive a minimum base salary at the rate of $180,000 per year. Such salary shall be (i) payable semi-monthly in accordance with the Company's standard payroll practices (and pro-rated for any partial pay period), and (ii) subject to review and increase (but not decrease) at any time at the discretion of the Board.

(b) Annual Bonus. The Executive shall be entitled to receive an annual bonus (as determined by the Board in good faith) of up to the maximum participation level provided for in the Company's incentive compensation plan for officers. Such bonus shall be paid not later than April 15 of the calendar year following the calendar year to which it shall apply. The Executive shall also be eligible to participate at a level (which is not significantly less than the maximum participation level of officers with a substantially similar title or level) in any other bonus or incentive compensation arrangements provided by the Company from time to time to its officers or key employees. Further, in partial consideration of foregone consideration from the Executive's previous employer, the Executive shall receive a signing bonus of $50,000, fully-earned upon the execution of this Agreement.


(c) Business Expenses. The Company shall reimburse the Executive promptly for all reasonable travel and other business expenses incurred by him in the performance of his duties and responsibilities, subject to the Company's policies with respect to substantiation and documentation.

(d) Stock Options. The Company and the Executive shall enter into one or more stock option agreements with respect to options for the purchase of 175,000 shares of Common Stock (subject to an equitable adjustment in the case of stock splits and the like), at an exercise price of $7.5000, with such options vesting in accordance with the following schedule: 50,000 shares of Common Stock vested on the Effective Date, 41,666.67 shares of Common Stock shall vest on the first anniversary of the Effective Date, 41,666.67 shares of Common Stock shall vest on the second anniversary of the Effective Date, and 41,666.66 shares of Common Stock shall vest on the third anniversary of the Effective Date. With respect to all stock options and all other deferred compensation that vest over time in accordance with a schedule or formula (such options and other compensation, the "Vesting Compensation"), the Company and the Executive agree that upon the first to occur of: (i) the Change of Control Date or (ii) the termination of this Agreement (other than by the Company for Cause or by the Executive without Good Reason), any Vesting Compensation to which the Executive was or may have become entitled, whether or not theretofore granted or vested, shall be immediately granted and become immediately vested and exercisable by the Executive (or his representative in the case of termination by death). In the event the vesting of the Vesting Compensation is accelerated as provided in the immediately preceding sentence, such Vesting Compensation shall be exercisable until the earlier of:
(x) the stated expiry thereof as provided in a stock option agreement, Company plan, or other governing document or (y) 180 days after the date of the Executive's termination of employment.

(e) Airline Travel. During the Employment Period, the Company will provide or cause to be provided to the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children unlimited free positive space airline travel on the Travel Network (the "Airline Travel Benefits"). Likewise, should the Company, its affiliates, or its or their successors from time to time operate or have an access arrangement for airport clubs, lounges and/or business centers, the Executive and the Executive's Spouse shall be entitled to unlimited free access to each such club, lounge, or business center and unlimited free access to any other travel-related benefit from time to time offered (such club and other travel benefits, the "Club Benefits"). The Executive and the Executive's Spouse shall be entitled to Airline Travel and Club Benefits for their respective lifetimes upon the first to occur of the following: (a) the Change of Control Date, (b) the third anniversary of the Effective Date, or (c) the Executive's employment is terminated by the Company (other than for Cause) or by the Executive for Good Reason. The Executive's Parents shall be entitled to Airline Travel Benefits for their respective lifetimes if and when the Executive (or the Executive's Spouse in the case of the Executive's death) becomes entitled to the benefits described in the immediately preceding sentence. An Eligible Child shall be entitled to Airline Travel Benefits for so long as: (x) he or she shall remain an Eligible Child and (y) except in the case of the Executive's death, the Executive shall remain eligible for Airline Travel Benefits. The post- Employment Period Airline Travel and Club Benefits described in the preceding sentences shall be provided on the most favored terms, practices and conditions from time to time provided or offered by the Company, its affiliates, and successors to its or their active and retired senior vice presidents and their families (it is understood that in all cases that such benefits shall equal or exceed the priority of the highest class of space-available travel in all classes of service on the Travel Network at no charge to the Executive).

(f) Other Benefits. The Executive and, to the extent applicable, the Executive's family, dependents and beneficiaries, shall each participate in all benefits, plans and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to the senior-most executive officers and key employees of the Company and its successors. Such benefits, plans and programs may include, without limitation, profit sharing plans, thrift plans, health insurance or health care plans, life insurance, disability insurance, pension and other retirement plans, pass privileges, interline travel benefits, and the like. In addition to the foregoing, in the event of a Change of Control, the Executive and the Executive's Spouse shall be entitled to medical coverage for their respective lifetimes and any Eligible Child shall be entitled to medical coverage for so long as he or she remains an Eligible Child; provided that, (i) upon termination of the Executive's employment, the medical coverage (including Medicare coverage) described hereunder will become subordinate to:
(x) any coverage provided by a prior or subsequent employer of the Executive or the Executive's Spouse, or (y) in the case of the Executive's Spouse or Eligible Children, any coverage afforded to such persons by their respective past, present, or prospective employers and (ii) in the event of a Change of Control, any medical benefits which would extend beyond the term of the Employment Period (i.e., the lifetime medical benefits) shall be provided to the Executive only to the extent the successor to the QQ Business affords medical benefits of greater duration to its senior vice presidents under a plan or agreement of severance or termination.

(g) Indemnification. The Company shall provide or cause to be provided to the Executive indemnification against all expenses (including attorneys' fees), judgements, fines and amounts paid in settlement in connection with any threatened, pending, or completed action, claim, suit or proceeding, whether civil, criminal, administrative, or investigative (including an action by or in the right of the Company) by reason of the Executive's having served as a director, officer or employee of the Company or any affiliate of the Company. The Company shall advance fees (including attorneys' fees) incurred by the Executive in the defense of any such action, claim, suit, or proceeding, and the Company shall maintain customary directors and officers liability insurance coverage. These provisions supplement and are not in lieu of any rights granted to the Company's officers and directors under the Company's articles of incorporation, bylaws, any corporate document (including insurance policies), or applicable law. The Company shall pay, or promptly reimburse on an as-incurred basis to the Executive, the reasonable fees and expenses of the Executive's legal counsel for its services rendered in connection with, the Executive's enforcement of this Agreement; provided, that if the Executive institutes any proceeding to enforce this Agreement and the judge, arbitrator or other individual presiding over the proceeding affirmatively finds that the Executive instituted the proceeding in bad faith, the Executive shall pay all costs and expenses, including attorneys' fees, of the Executive and the Company. The Company shall indemnify and hold harmless the Executive, on an after-tax basis, from any payment under this Section 4 or otherwise to or for the benefit of the Executive that would be subject to the excise tax (including interests and penalties thereon) imposed by Section 4999 of the Internal Code of 1986, as amended.

(h) Relocation Assistance/Temporary Living. The Company will provide or reimburse the Executive for temporary accommodations in the Reno, Nevada area during such transitional period as may be approved by the Chief Executive Officer of the Company. The Company will also reimburse or pay the Executive for the reasonable costs of packing or moving household goods from Arlington, Virginia to the Reno, Nevada area and for customary closing costs and real estate commissions payable in connection with the sale of the Virginia home. In the event that within 18 months of the Change of Control Date, this Agreement is terminated by the Company (other than for Cause) or by the Executive with Good Reason and the Executive relocates from the Reno area (or the location where the Executive was last-based) within 12 months of the date of termination, the Company will reimburse or pay the Executive for the reasonable costs of packing and moving to a location in the continental United States selected by the Executive. The Company shall likewise reimburse the Executive for customary closing costs and real estate commissions in connection with the sale of the Executive's home, or alternatively, for lease termination expenses. The Company and its successors will be jointly responsible, on an after-tax basis, for any income taxes arising from the payments or reimbursements described in this
Section 4(i).

5.    Termination and Termination Benefits

(a) Death. If the Executive dies, this Agreement shall automatically terminate on the date of his death. The Executive's estate or designated beneficiaries shall be entitled to receive (i) the Executive's then-current salary for a period of twelve months following the date of death, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to death, (iii) the Airline Travel and Club Benefits, (iv) the Vesting Compensation (which shall vest and become immediately exercisable), (v) any other benefits which shall have been provided to the Executive to the extent permitted under any applicable plan documents, and (vi) subject to the proviso set forth in the last sentence of Section 4(g) above regarding subordination of coverage, lifetime medical coverage for the Executive's Spouse.

(b) Disability. If the Executive suffers a Disability, the Chairman of the Board or the Chief Executive Officer of the Company shall have the right to cause the Company to terminate the Executive's employment as of such date by written notice to the Executive. Thereafter, the Executive shall be entitled to receive:
(i) his then-current salary for a period of twelve months following the date of termination, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to the date of termination, (iii) the Airline Travel and Club Benefits,
(iv) the Vesting Compensation (which shall vest and become immediately exercisable), and (iv) subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of coverage, lifetime medical coverage for the Executive and the Executive's Spouse.

(c) Termination by the Company for Cause. The Company may terminate the Executive's employment for Cause. If the Chairman of the Board or the Chief Executive Officer determines in good faith that the Executive should be terminated for Cause, the Chairman of the Board or Chief Executive Officer, as the case may be, shall send written notice to the Executive setting forth in reasonable detail the nature of the Cause. If terminated for Cause, the Executive will be entitled to no additional compensation other than salary accrued prior to the effective date of termination except as otherwise provided in Section 4.

(d) Termination by the Company without Cause. The Executive's employment may be terminated by the Company without Cause provided that the Executive is afforded at least 30 days' prior written notice of such termination.

(e) Termination by the Executive. The Executive may terminate his employment with or without Good Reason by giving the Board not less than 15 days' prior written notice of termination of his employment, and he shall not be required to render any services to the Company after the date set forth in the notice of termination. In the event of a termination by the Executive without Good Reason, the Executive shall be entitled to no additional compensation other than salary accrued prior to the effective date of termination, except as otherwise provided in Section 4.

(f) Acceleration of Salary, Bonus, and Benefits if Without Cause or for Good Reason. Except as otherwise provided in this Agreement, if this Agreement is terminated by the Company without Cause and other than for death or Disability, or this Agreement is terminated by the Executive with Good Reason: (i) the Company shall pay to the Executive the sum of: (x) the total undiscounted amount of the Executive's entire salary which would otherwise become due and payable under Section 4(a) during the Employment Period, plus (y) if the Change in Control Date shall have occurred, the product of: (A) 3 times (B) the maximum annual bonus payable to the Executive in accordance with the then-current incentive bonus plan described in Section 4(b); (ii) the Vesting Compensation shall vest and become immediately exercisable; and (iii) except to the extent more favorable benefits are otherwise provided in this Agreement (which more favorable provisions shall govern), the Executive shall be entitled to receive flight, medical, dental, life insurance, vision, and similar benefits until the last day of the Employment Period (assuming that this Agreement shall not have been terminated but subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of medical coverage). The salary and bonus that would be due and payable under sub-clause (i) of this Section 4 shall be paid to the Executive in three equal tranches on each of the 30th, 60th, and 90th day after the date of termination (or the immediately succeeding business day if any such day is not a business day).

(g) No Duty to Mitigate/No Non-Compete. The Executive has no duty or obligation to mitigate the expenditures for salaries, bonuses, benefits or otherwise after termination of this Agreement and/or cessation of employment with the Company. Nothing in this Agreement is intended to serve as a "non-compete" or other limitation on the future employment opportunities for the Executive after termination of this Agreement.

6. Confidential Information. The Executive shall maintain a fiduciary duty to the Company for all confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliates until such confidential information, knowledge or data become a matter of public record through disclosure by a person or persons other than the Executive or his representatives and which does not involve communication or disclosure, directly or indirectly, by the Executive or his representatives. The Executive shall not communicate or disclose any such information, knowledge, or data to anyone other than the Company and those designated by the Company. After termination of the Executive's employment with the Company, the Executive shall return all confidential and proprietary information in his possession or under his control and shall not, without the prior written consent of the Company, communicate or disclose any such information, knowledge or data to anyone other than the Company and those designated by the Company. Willful violation of this paragraph 6 shall void this Employment Agreement.

7. Successors and Assigns. This Agreement shall bind any successor to the QQ Business, whether direct or indirect and whether by purchase, merger, consolidation or otherwise, in the same manner and to the same extent that the Company would be obligated under this Agreement if no such succession had taken place. Notwithstanding that a successor to the QQ Business becomes bound to this Agreement, the Company shall continue to be liable for the obligations hereunder as a guarantor. In any agreement providing for succession to the QQ Business, the Company shall cause each and every successor expressly and unconditionally to assume and agree to perform each of the Company's obligations under this Agreement. For avoidance of doubt, it is understood that in the event that another air carrier (or an affiliate thereof) directly or indirectly acquires the QQ Business, the Company shall use its best efforts to cause such airline (or its affiliate as the case may be) to provide the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children with pass, club and other privileges on the combined route networks of the Company and the acquirer (or of any affiliated air carriers, as the case may be) and with boarding priority and other terms equal or superior to the Airline Travel and Club Benefits. This Agreement and all rights of Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive other than by will or the laws of descent and distribution.

8.    General Contract Provisions.

(a) Governing Law/Headings/Amendments/Entire Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives. This Agreement, together with the stock option agreement(s) to be executed, contain the entire understanding of the Company and the Executive with respect to the subject matter hereof and supersede any and all other agreements, either oral or written, between the Company and the Executive with respect to the subject matter hereof.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Executive: to his address as set forth in the personnel records of the Company, if to the Company: to Reno Air, Inc., 220 Edison Way, Reno, Nevada 89502, Attention: Chief Executive Officer, with a copy to the attention of the Company's Corporate Secretary; or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

(c) Enforceability Issues. If any benefits to which the Executive shall otherwise be entitled hereunder are not permitted to be provided to the Executive under any governing plan document or applicable law governing the payment or provision of such benefits, the Company shall pay or provide equivalent benefits to the Executive (or her representatives in the case of death). The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. To the extent the provisions of Section 4(g) are inconsistent with the terms regarding subrogation in any officers' and directors' liability coverage, the terms of such insurance coverage shall prevail. The Executive's and/or the Company's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision thereof.

(d) Withholdings. The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

IN WITNESS WHEREOF, the Executive and the Company have executed this Employment Agreement as of the date first above written.



Reno Air, Inc. (the "Company")


By:/s/Joseph R. O'Gorman

Title: Chairman of the Board, Chief Executive Officer, and President




    /s/ Steven A. Rossum
        Steven A. Rossum (the "Executive")

                                   Appendix I

                        Employment Agreement Definitions

"Airline Travel Benefits" is defined in Section 4(e).

"Board" shall mean the Board of Directors of the Company.

"Cause" shall mean (i) an act or acts of personal dishonesty taken by the Executive and intended to result in substantial personal enrichment of the Executive at the expense of the Company, (ii) repeated violations by the Executive of the Executive's obligations under this Agreement which are demonstrably willful and deliberate on the Executive's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or, (iii) the conviction of the Executive of a felony.

"Change in Control" shall mean: (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Common Stock"), or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), or (b) individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or (c) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 90% of, respectively, the outstanding common stock and the outstanding voting securities, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; or (d) approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or a significant portion of the QQ Business, other than to a corporation, with respect to which following such sale or other disposition, more than 90% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or (e) the acquisition by an individual, entity or group of beneficial ownership of 50% or more of the then-outstanding securities of the Company, including both voting and non-voting securities; provided, that such acquisition shall constitute a Change of Control only if such individual, entity or group also obtains the power to elect by class vote or cumulative voting, or otherwise to appoint, 50% or more of the total number of directors to the Board of Directors of the Company.

"Change of Control Date" shall mean the first date on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated or the Executive ceases to be an officer of the Company prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment or cessation of status as an officer (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) was effected by or on behalf of the Company in connection with or in anticipation of an actual or proposed Change of Control, then for all purposes of this Agreement the "Change of Control Date" shall mean the date immediately prior to the date of such termination of employment or cessation of status as an officer.

"Club Benefits" is defined in Section 4(e).

"Common Stock" shall mean the Company's common stock, $.01 par value.

"Company" shall mean the Company as defined above and any successor to the QQ Business which assumes and agrees to perform this Agreement by operation of law or otherwise.

"Disability" shall mean any physical or mental illness, condition, dependency, or incapacity rendering the Executive unable to adequately perform substantially all of his duties and responsibilities to the Company, provided that such disability continues for an uninterrupted period of at least 6 months.

"Effective Date" shall mean April 17, 1998.

"Eligible Child" shall mean a naturally born or legally adopted child of the Executive within the age parameters described in the immediately succeeding sentence. Any such child shall cease to be an Eligible Child upon his or her 21st birthday (unless and for so long as such child remains a full-time student, in which case, the child will remain an Eligible Child until not later than his or her 23rd birthday).

"Employment Period" shall mean the period commencing on the Effective Date and ending on the earlier to occur of (i) June 30, 2001 or (ii) the first day of the month next following the Executive's birthday upon which the Executive shall attain the Normal Retirement Date; provided, however, that in the event of a Reappointment of the Executive, the Employment Period shall be extended so as to terminate on the earlier of (x) three years from the applicable Renewal Date or
(y) the Executive's Normal Retirement Date; and provided, further, that upon the occurrence of a Change of Control, the Employment Period shall automatically be extended so as to terminate on the earlier to occur of (a) the third anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Executive's Parents" shall mean those family members defined as "Parents" under the Company's non-revenue travel policies.

"Executive's Spouse" shall mean the Executive's wife on the Effective Date (for so long as she and the Executive shall remain married unless the marriage shall terminate pursuant to the Executive's death, in which case, she shall maintain such status for purposes of this Agreement until such time as she may re-marry) or in the event the Executive shall re-marry, any successor wife (subject to the qualifications and conditions set forth in the parenthetical commencing on the first line of this definition).

"Good Reason" shall mean any one or more of the following: (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as contemplated by this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (ii) (x) any failure by the Company to comply with its obligations under this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive, or (y) after the Change of Control Date, any failure of the Company to maintain or provide the plans, programs, policies and practices, and benefits described in Section 4 of the
Agreement on the most favorable basis such plans programs, policies and practices were maintained and benefits provided during the 90-day period immediately preceding the Change of Control Date, or if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter with respect to other key employees of the Company and its affiliates; (iii) the Company's requiring the Executive to be based at any office or location other than within 35 miles of the Reno/Lake Tahoe International Airport, except for travel reasonably required in the performance of the Executive's responsibilities;  (iv)  the  consummation  by  the  Company  of  a  significant marketing or operational alliance, strategic partnership, significant code-sharing relationship, "virtual merger," or other significant contractual relationship with one or more non-affiliated air carriers or their affiliates (whether or not in any such case stock, assets, or other consideration are exchanged) which results in a material diminution in or material adverse change to the Executive's position or the authority, duties, and responsibilities thereof, and (v) the failure of the Board to Reappoint the Executive, as more particularly set forth in the definition of Reappointment, below, and (vi) any purported termination by the Company of the Executive's employment other than as expressly permitted by this Agreement. For purposes of determining "Good Reason", any good faith determination of "Good Reason" made by the Executive on or after the Change of Control Date shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 180-day period following the first anniversary of the Change of Control Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

"QQ Business" shall mean a substantial  portion of one or more of the following:
(i) the assets of the Company, (ii) the Company's aircraft, (iii) the Company's non-managerial personnel, (iv) the Outstanding Common Stock, (v) the Outstanding Voting Securities, (vi) the Company's operating certificate, or (vii) the Company's gates.

"Normal Retirement Date" shall mean the mandatory officer retirement age (as determined by the Board).

"Reappointment" shall mean either: (a) the Board's determination to extend the term of the Employment Period under this Agreement by one year or (b) the Board's re-election or reappointment of the Executive to the position and duties described in the first sentence of Section 3 for any period beyond the next succeeding Renewal Date. The Company covenants that the Board shall determine whether to reappoint the Executive annually; such determination to occur between January 1 of a calendar year and not less than 20 days prior to the Renewal Date in the same calendar year. It is understood that the failure to Reappoint the Executive shall be deemed to afford the Executive the right to terminate this Agreement for Good Reason. For avoidance of doubt and notwithstanding the two immediately preceding sentences, after a Change of Control, the Employment Period shall terminate on the earlier to occur of: (a) the third anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Renewal Date" shall mean June 30, 1999 and each annual anniversary thereof.

"Travel Network" shall mean each airline operated by the Company or any of its affiliates or any successor or successors.

"Vesting Compensation" is defined in Section 4(d).

                              EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is dated as of March 26, 1998 by and between Reno Air, Inc., a Nevada corporation (the "Company") and Vicki W. Bretthauer (the "Executive").

The Executive and the Company agree as follows:

1. Definitions. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in Appendix I entitled "Employment Agreement Definitions."

2. Employment. The Company agrees to employ the Executive and the Executive agrees to be employed by the Company on the terms and conditions hereinafter set forth during the Employment Period.

3. Position and Duties. During the Employment Period, the Executive shall serve the Company as the Vice President- Administration and shall perform the attendant responsibilities thereto as provided in the Company's by-laws, as well as such other responsibilities as the Board, the Chairman of the Board, the Chief Executive Officer, or the President may from time to time reasonably assign. The Executive agrees to devote such time and effort as shall be reasonably required to discharge her duties hereunder. During the Employment Period, it shall not be a violation of this Agreement for the Executive to: (i) serve on charitable or non-conflicting civic or corporate boards or committees,
(ii) deliver lectures, fulfill speaking engagements, or teach at educational institutions, or (iii) manage personal investments; so long as the foregoing activities do not interfere with the performance of the Executive's responsibilities. During the term of her employment with the Company, the Executive shall report to the President or a more senior officer of the Company.

4. Compensation and Benefits. The compensation and benefits payable to Executive for all services rendered by the Executive under this Agreement shall be as follows:

(a) Salary. The Executive shall receive a minimum base salary at the rate of $125,000 per year. Such salary shall be (i) payable semi-monthly in accordance with the Company's standard payroll practices (and pro-rated for any partial pay period), and (ii) subject to review and increase (but not decrease) at any time at the discretion of the Board.

(b) Annual Bonus. The Executive shall be entitled to receive an annual bonus (as determined by the Board in good faith) of up to the maximum participation level provided for in the Company's incentive compensation plan for officers. Such bonus shall be paid not later than April 15 of the calendar year following the calendar year to which it shall apply. The Executive shall also be eligible to participate at a level (which is not significantly less than the maximum participation level of officers with a substantially similar title or level) in any other bonus or incentive compensation arrangements provided by the Company from time to time to its officers or key employees.

(c) Business Expenses. The Company shall reimburse the Executive promptly for all reasonable travel and other business expenses incurred by him in the performance of her duties and responsibilities, subject to the Company's policies with respect to substantiation and documentation.

(d) Stock Options. The Company and the Executive shall enter into one or more stock option agreements with respect to options for the purchase of 100,000 shares of Common Stock (subject to an equitable adjustment in the case of stock splits and the like), at an exercise price of $8.1875, with such options vesting in accordance with the following schedule: 25,000 shares of Common Stock vested on the Effective Date, 25,000 shares of Common Stock shall vest on the first anniversary of the Effective Date, 25,000 shares of Common Stock shall vest on the second anniversary of the Effective Date, and 25,000 shares of Common Stock shall vest on the third anniversary of the Effective Date. With respect to all stock options and all other deferred compensation that vest over time in accordance with a schedule or formula (such options and other compensation, the "Vesting Compensation"), the Company and the Executive agree that upon the first to occur of: (i) the Change of Control Date or (ii) the termination of this Agreement (other than by the Company for Cause or by the Executive without Good Reason), any Vesting Compensation to which the Executive was or may have become entitled, whether or not theretofore granted or vested, shall be immediately granted and become immediately vested and exercisable by the Executive (or her representative in the case of termination by death). In the event the vesting of the Vesting Compensation is accelerated as provided in the immediately preceding sentence, such Vesting Compensation shall be exercisable until the earlier of:
(x) the stated expiry thereof as provided in a stock option agreement, Company plan, or other governing document or (y) 180 days after the date of the Executive's termination of employment.

(e) Airline Travel. During the Employment Period, the Company will provide or cause to be provided to the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children unlimited free positive space airline travel on the Travel Network (the "Airline Travel Benefits"). Likewise, should the Company, its affiliates, or its or their successors from time to time operate or have an access arrangement for airport clubs, lounges and/or business centers, the Executive and the Executive's Spouse shall be entitled to unlimited free access to each such club, lounge, or business center and unlimited free access to any other travel-related benefit from time to time offered (such club and other travel benefits, the "Club Benefits"). The Executive and the Executive's Spouse shall be entitled to Airline Travel and Club Benefits for their respective lifetimes upon the first to occur of the following: (a) the Change of Control Date, (b) the third anniversary of the Effective Date, or (c) the Executive's employment is terminated by the Company (other than for Cause) or by the Executive for Good Reason. The Executive's Parents shall be entitled to Airline Travel Benefits for their respective lifetimes if and when the Executive (or the Executive's Spouse in the case of the Executive's death) becomes entitled to the benefits described in the immediately preceding sentence. An Eligible Child shall be entitled to Airline Travel Benefits for so long as: (x) he or she shall remain an Eligible Child and (y) except in the case of the Executive's death, the Executive shall remain eligible for Airline Travel Benefits. The post- Employment Period Airline Travel and Club Benefits described in the preceding sentences shall be provided on the most favored terms, practices and conditions from time to time provided or offered by the Company, its affiliates, and successors to its or their active and retired vice presidents and their families (it is understood that in all cases that such benefits shall equal or exceed the priority of the highest class of space-available travel in all classes of service on the Travel Network at no charge to the Executive).

(f) Other Benefits. The Executive and, to the extent applicable, the Executive's family, dependents and beneficiaries, shall each participate in all benefits, plans and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to the senior-most executive officers and key employees of the Company and its successors. Such benefits, plans and programs may include, without limitation, profit sharing plans, thrift plans, health insurance or health care plans, life insurance, disability insurance, pension and other retirement plans, pass privileges, interline travel benefits, and the like. In addition to the foregoing, in the event of a Change of Control, the Executive and the Executive's Spouse shall be entitled to medical coverage for their respective lifetimes and any Eligible Child shall be entitled to medical coverage for so long as he or she remains an Eligible Child; provided that, (i) upon termination of the Executive's employment, the medical coverage (including Medicare coverage) described hereunder will become subordinate to:
(x) any coverage provided by a prior or subsequent employer of the Executive or the Executive's Spouse, or (y) in the case of the Executive's Spouse or Eligible Children, any coverage afforded to such persons by their respective past, present, or prospective employers and (ii) in the event of a Change of Control, any medical benefits which would extend beyond the term of the Employment Period (i.e., the lifetime medical benefits) shall be provided to the Executive only to the extent the successor to the QQ Business affords medical benefits of greater duration to its vice presidents under a plan or agreement of severance or termination.

(g) Indemnification. The Company shall provide or cause to be provided to the Executive indemnification against all expenses (including attorneys' fees), judgements, fines and amounts paid in settlement in connection with any threatened, pending, or completed action, claim, suit or proceeding, whether civil, criminal, administrative, or investigative (including an action by or in the right of the Company) by reason of the Executive's having served as a director, officer or employee of the Company or any affiliate of the Company. The Company shall advance fees (including attorneys' fees) incurred by the Executive in the defense of any such action, claim, suit, or proceeding, and the Company shall maintain customary directors and officers liability insurance coverage. These provisions supplement and are not in lieu of any rights granted to the Company's officers and directors under the Company's articles of incorporation, bylaws, any corporate document (including insurance policies), or applicable law. The Company shall pay, or promptly reimburse on an as-incurred basis to the Executive, the reasonable fees and expenses of the Executive's legal counsel for its services rendered in connection with, the Executive's enforcement of this Agreement; provided, that if the Executive institutes any proceeding to enforce this Agreement and the judge, arbitrator or other individual presiding over the proceeding affirmatively finds that the Executive instituted the proceeding in bad faith, the Executive shall pay all costs and expenses, including attorneys' fees, of the Executive and the Company. The Company shall indemnify and hold harmless the Executive, on an after-tax basis, from any payment under this Section 4 or otherwise to or for the benefit of the Executive that would be subject to the excise tax (including interests and penalties thereon) imposed by Section 4999 of the Internal Code of 1986, as amended.

(h) Relocation Assistance/Temporary Living. The Company will provide or reimburse the Executive for temporary accommodations in the Reno, Nevada area during such transitional period as may be approved by the Chief Executive Officer of the Company. The Company will also reimburse or pay the Executive for the reasonable costs of packing or moving household goods from the Chicago, Illinois suburbs to the Reno, Nevada area and, should the Executive subsequently determine to sell her Illinois home, for customary closing costs and real estate commissions payable in connection with the sale of the Illinois home. In the event that within 18 months of the Change of Control Date, this Agreement is terminated by the Company (other than for Cause) or by the Executive with Good Reason and the Executive relocates from the Reno area (or the location where the Executive was last-based) within 12 months of the date of termination, the Company will reimburse or pay the Executive for the reasonable costs of packing and moving to a location in the continental United States selected by the Executive. The Company shall likewise reimburse the Executive for customary closing costs and real estate commissions in connection with the sale of the Executive's home, or alternatively, for lease termination expenses. The Company and its successors will be jointly responsible, on an after-tax basis, for any income taxes arising from the payments or reimbursements described in this
Section 4(i).

5. Termination and Termination Benefits

(a) Death. If the Executive dies, this Agreement shall automatically terminate on the date of her death. The Executive's estate or designated beneficiaries shall be entitled to receive (i) the Executive's then-current salary for a period of twelve months following the date of death, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to death, (iii) the Airline Travel and Club Benefits, (iv) the Vesting Compensation (which shall vest and become immediately exercisable), (v) any other benefits which shall have been provided to the Executive to the extent permitted under any applicable plan documents, and (vi) subject to the proviso set forth in the last sentence of Section 4(g) above regarding subordination of coverage, lifetime medical coverage for the Executive's Spouse.

(b) Disability. If the Executive suffers a Disability, the Chairman of the Board or the Chief Executive Officer of the Company shall have the right to cause the Company to terminate the Executive's employment as of such date by written notice to the Executive. Thereafter, the Executive shall be entitled to receive:
(i) her then-current salary for a period of twelve months following the date of termination, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to the date of termination, (iii) the Airline Travel and Club Benefits,
(iv) the Vesting Compensation (which shall vest and become immediately exercisable), and (iv) subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of coverage, lifetime medical coverage for the Executive and the Executive's Spouse.

(c) Termination by the Company for Cause. The Company may terminate the Executive's employment for Cause. If the Chairman of the Board or the Chief Executive Officer determines in good faith that the Executive should be terminated for Cause, the Chairman of the Board or Chief Executive Officer, as the case may be, shall send written notice to the Executive setting forth in reasonable detail the nature of the Cause. If terminated for Cause, the Executive will be entitled to no additional compensation other than salary accrued prior to the effective date of termination except as otherwise provided in Section 4.

(d) Termination by the Company without Cause. The Executive's employment may be terminated by the Company without Cause provided that the Executive is afforded at least 30 days' prior written notice of such termination.

(e) Termination by the Executive. The Executive may terminate her employment with or without Good Reason by giving the Board not less than 15 days' prior written notice of termination of her employment, and she shall not be required to render any services to the Company after the date set forth in the notice of termination. In the event of a termination by the Executive without Good Reason, the Executive shall be entitled to no additional compensation other than salary accrued prior to the effective date of termination, except as otherwise provided in Section 4.

(f) Acceleration of Salary, Bonus, and Benefits if Without Cause or for Good Reason. Except as otherwise provided in this Agreement, if this Agreement is terminated by the Company without Cause and other than for death or Disability, or this Agreement is terminated by the Executive with Good Reason: (i) the Company shall pay to the Executive the sum of: (x) the total undiscounted amount of the Executive's entire salary which would otherwise become due and payable under Section 4(a) during the Employment Period, plus (y) if the Change in Control Date shall have occurred, the product of: (A) 3 times (B) the maximum annual bonus payable to the Executive in accordance with the then-current incentive bonus plan described in Section 4(b); (ii) the Vesting Compensation shall vest and become immediately exercisable; and (iii) except to the extent more favorable benefits are otherwise provided in this Agreement (which more favorable provisions shall govern), the Executive shall be entitled to receive flight, medical, dental, life insurance, vision, and similar benefits until the last day of the Employment Period (assuming that this Agreement shall not have been terminated but subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of medical coverage). The salary and bonus that would be due and payable under sub-clause (i) of this Section 4 shall be paid to the Executive in three equal tranches on each of the 30th, 60th, and 90th day after the date of termination (or the immediately succeeding business day if any such day is not a business day).

(g) No Duty to Mitigate/No Non-Compete. The Executive has no duty or obligation to mitigate the expenditures for salaries, bonuses, benefits or otherwise after termination of this Agreement and/or cessation of employment with the Company. Nothing in this Agreement is intended to serve as a "non-compete" or other limitation on the future employment opportunities for the Executive after termination of this Agreement.

6. Confidential Information. The Executive shall maintain a fiduciary duty to the Company for all confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliates until such confidential information, knowledge or data become a matter of public record through disclosure by a person or persons other than the Executive or her representatives and which does not involve communication or disclosure, directly or indirectly, by the Executive or her representatives. The Executive shall not communicate or disclose any such information, knowledge, or data to anyone other than the Company and those designated by the Company. After termination of the Executive's employment with the Company, the Executive shall return all confidential and proprietary information in her possession or under her control and shall not, without the prior written consent of the Company, communicate or disclose any such information, knowledge or data to anyone other than the Company and those designated by the Company. Willful violation of this paragraph 6 shall void this Employment Agreement.

7. Successors and Assigns. This Agreement shall bind any successor to the QQ Business, whether direct or indirect and whether by purchase, merger, consolidation or otherwise, in the same manner and to the same extent that the Company would be obligated under this Agreement if no such succession had taken place. Notwithstanding that a successor to the QQ Business becomes bound to this Agreement, the Company shall continue to be liable for the obligations hereunder as a guarantor. In any agreement providing for succession to the QQ Business, the Company shall cause each and every successor expressly and unconditionally to assume and agree to perform each of the Company's obligations under this Agreement. For avoidance of doubt, it is understood that in the event that another air carrier (or an affiliate thereof) directly or indirectly acquires the QQ Business, the Company shall use its best efforts to cause such airline (or its affiliate as the case may be) to provide the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children with pass, club and other privileges on the combined route networks of the Company and the acquirer (or of any affiliated air carriers, as the case may be) and with boarding priority and other terms equal or superior to the Airline Travel and Club Benefits. This Agreement and all rights of Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive other than by will or the laws of descent and distribution.

8. General Contract Provisions.

(a) Governing Law/Headings/Amendments/Entire Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives. This Agreement, together with the stock option agreement(s) to be executed, contain the entire understanding of the Company and the Executive with respect to the subject matter hereof and supersede any and all other agreements, either oral or written, between the Company and the Executive with respect to the subject matter hereof.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Executive: to her address as set forth in the personnel records of the Company, if to the Company: to Reno Air, Inc., 220 Edison Way, Reno, Nevada 89502, Attention: Chief Executive Officer, with a copy to the attention of the Company's Corporate Secretary; or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

(c) Enforceability Issues. If any benefits to which the Executive shall otherwise be entitled hereunder are not permitted to be provided to the Executive under any governing plan document or applicable law governing the payment or provision of such benefits, the Company shall pay or provide equivalent benefits to the Executive (or her representatives in the case of death). The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. To the extent the provisions of Section 4(g) are inconsistent with the terms regarding subrogation in any officers' and directors' liability coverage, the terms of such insurance coverage shall prevail. The Executive's and/or the Company's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision thereof.

(d) Withholdings. The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

IN WITNESS WHEREOF, the Executive and the Company have executed this Employment Agreement as of the date first above written.


Reno Air, Inc. (the "Company")


By:/s/ Joseph R. O'Gorman

Title: Chairman of the Board, Chief Executive Officer, and President




    /s/Vicki W. Bretthauer
       Vicki W. Bretthauer (the "Executive")

                                   Appendix I

                        Employment Agreement Definitions

"Airline Travel Benefits" is defined in Section 4(e).

"Board" shall mean the Board of Directors of the Company.

"Cause" shall mean (i) an act or acts of personal dishonesty taken by the Executive and intended to result in substantial personal enrichment of the Executive at the expense of the Company, (ii) repeated violations by the Executive of the Executive's obligations under this Agreement which are demonstrably willful and deliberate on the Executive's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or, (iii) the conviction of the Executive of a felony.

"Change in Control" shall mean: (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Common Stock"), or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), or (b) individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or (c) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 90% of, respectively, the outstanding common stock and the outstanding voting securities, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; or (d) approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or a significant portion of the QQ Business, other than to a corporation, with respect to which following such sale or other disposition, more than 90% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or (e) the acquisition by an individual, entity or group of beneficial ownership of 50% or more of the then-outstanding securities of the Company, including both voting and non-voting securities; provided, that such acquisition shall constitute a Change of Control only if such individual, entity or group also obtains the power to elect by class vote or cumulative voting, or otherwise to appoint, 50% or more of the total number of directors to the Board of Directors of the Company.

"Change of Control Date" shall mean the first date on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated or the Executive ceases to be an officer of the Company prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment or cessation of status as an officer (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) was effected by or on behalf of the Company in connection with or in anticipation of an actual or proposed Change of Control, then for all purposes of this Agreement the "Change of Control Date" shall mean the date immediately prior to the date of such termination of employment or cessation of status as an officer.

"Club Benefits" is defined in Section 4(e).

"Common Stock" shall mean the Company's common stock, $.01 par value.

"Company" shall mean the Company as defined above and any successor to the QQ Business which assumes and agrees to perform this Agreement by operation of law or otherwise.

"Disability" shall mean any physical or mental illness, condition, dependency, or incapacity rendering the Executive unable to adequately perform substantially all of her duties and responsibilities to the Company, provided that such disability continues for an uninterrupted period of at least 6 months.

"Effective Date" shall mean March 26, 1998.

"Eligible Child" shall mean a naturally born or legally adopted child of the Executive within the age parameters described in the immediately succeeding sentence. Any such child shall cease to be an Eligible Child upon his or her 21st birthday (unless and for so long as such child remains a full-time student, in which case, the child will remain an Eligible Child until not later than his or her 23rd birthday).

"Employment Period" shall mean the period commencing on the Effective Date and ending on the earlier to occur of (i) June 30, 2001 or (ii) the first day of the month next following the Executive's birthday upon which the Executive shall attain the Normal Retirement Date; provided, however, that in the event of a Reappointment of the Executive, the Employment Period shall be extended so as to terminate on the earlier of (x) three years from the applicable Renewal Date or
(y) the Executive's Normal Retirement Date; and provided, further, that upon the occurrence of a Change of Control, the Employment Period shall automatically be extended so as to terminate on the earlier to occur of (a) the third anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Executive's Parents" shall mean those family members defined as "Parents" under the Company's non-revenue travel policies.

"Executive's Spouse" shall mean the Executive's husband on the Effective Date (for so long as he and the Executive shall remain married unless the marriage shall terminate pursuant to the Executive's death, in which case, he shall maintain such status for purposes of this Agreement until such time as he may re-marry) or in the event the Executive shall re-marry, any successor husband (subject to the qualifications and conditions set forth in the parenthetical commencing on the first line of this definition).

"Good Reason" shall mean any one or more of the following: (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as contemplated by this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (ii) (x) any failure by the Company to comply with its obligations under this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive, or (y) after the Change of Control Date, any failure of the Company to maintain or provide the plans, programs, policies and practices, and benefits described in Section 4 of the
Agreement on the most favorable basis such plans programs, policies and practices were maintained and benefits provided during the 90-day period immediately preceding the Change of Control Date, or if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter with respect to other key employees of the Company and its affiliates; (iii) the Company's requiring the Executive to be based at any office or location other than within 35 miles of the Reno/Lake Tahoe International Airport, except for travel reasonably required in the performance of the Executive's responsibilities;  (iv)  the  consummation  by  the  Company  of  a  significant marketing or operational alliance, strategic partnership, significant code-sharing relationship, "virtual merger," or other significant contractual relationship with one or more non-affiliated air carriers or their affiliates (whether or not in any such case stock, assets, or other consideration are exchanged) which results in a material diminution in or material adverse change to the Executive's position or the authority, duties, and responsibilities thereof, and (v) the failure of the Board to Reappoint the Executive, as more particularly set forth in the definition of Reappointment, below, and (vi) any purported termination by the Company of the Executive's employment other than as expressly permitted by this Agreement. For purposes of determining "Good Reason", any good faith determination of "Good Reason" made by the Executive on or after the Change of Control Date shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 180-day period following the first anniversary of the Change of Control Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

"QQ Business" shall mean a substantial  portion of one or more of the following:
(i) the assets of the Company, (ii) the Company's aircraft, (iii) the Company's non-managerial personnel, (iv) the Outstanding Common Stock, (v) the Outstanding Voting Securities, (vi) the Company's operating certificate, or (vii) the Company's gates.

"Normal Retirement Date" shall mean the mandatory officer retirement age (as determined by the Board).

"Reappointment" shall mean either: (a) the Board's determination to extend the term of the Employment Period under this Agreement by one year or (b) the Board's re-election or reappointment of the Executive to the position and duties described in the first sentence of Section 3 for any period beyond the next succeeding Renewal Date. The Company covenants that the Board shall determine whether to reappoint the Executive annually; such determination to occur between January 1 of a calendar year and not less than 20 days prior to the Renewal Date in the same calendar year. It is understood that the failure to Reappoint the Executive shall be deemed to afford the Executive the right to terminate this Agreement for Good Reason. For avoidance of doubt and notwithstanding the two immediately preceding sentences, after a Change of Control, the Employment Period shall terminate on the earlier to occur of: (a) the third anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Renewal Date" shall mean June 30, 1999 and each annual anniversary thereof.

"Travel Network" shall mean each airline operated by the Company or any of its affiliates or any successor or successors.

"Vesting Compensation" is defined in Section 4(d).

                              EMPLOYMENT AGREEMENT

This Employment Agreement (this "Agreement") is dated as of February 18, 1998 by and between Reno Air, Inc., a Nevada corporation (the "Company") and Joseph R. O'Gorman (the "Executive").

The Executive and the Company agree as follows:

1. Definitions. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in Appendix I entitled "Employment Agreement Definitions."

2. Employment. The Company agrees to employ the Executive and the Executive agrees to be employed by the Company on the terms and conditions hereinafter set forth during the Employment Period.

3. Position and Duties. During the Employment Period, the Executive shall serve the Company as the Company's Chairman of the Board of Directors, Chief Executive Officer, and President and the Executive shall perform the attendant responsibilities thereto as provided in the Company's by-laws, as well as such other responsibilities as the Board may from time to time reasonably assign. The Executive agrees to devote such time and effort as shall be reasonably required to discharge his duties hereunder. During the Employment Period, it shall not be a violation of this Agreement for the Executive to: (i) serve on charitable or non-conflicting civic or corporate boards or committees, (ii) deliver lectures, fulfill speaking engagements, or teach at educational institutions, or (iii) manage personal investments; so long as the foregoing activities do not interfere with the performance of the Executive's responsibilities as the highest ranking officer of the Company. The Executive agrees to resign from the Board upon and in connection with the termination of his employment, provided that the Company has performed all of its obligations under this Agreement.

4. Compensation and Benefits. The compensation and benefits payable to Executive for all services rendered by the Executive under this Agreement shall be as follows:

(a) Salary. The Executive shall receive a minimum base salary at the rate of $250,000 per year. Such salary shall be (i) payable semi-monthly in accordance with the Company's standard payroll practices (and pro-rated for any partial pay period), and (ii) subject to review and increase (but not decrease) at any time at the discretion of the Board.

(b) Annual Bonus. The Executive shall be entitled to receive an annual bonus (as determined by the Board in good faith) of up to the maximum participation level provided for in the Company's incentive compensation plan for officers. Such bonus shall be paid not later than April 15 of the calendar year following the calendar year to which it shall apply. The Executive shall also be eligible to participate at the maximum participation level for officers in any other bonus or incentive compensation plans or arrangements provided by the Company from time to time to its officers or key employees.

(c) Business Expenses. The Company shall reimburse the Executive promptly for all reasonable travel and other business expenses incurred by him in the performance of his duties and responsibilities, subject to the Company's policies with respect to substantiation and documentation.

(d) Stock Options. The Company and the Executive shall enter into one or more stock option agreements with respect to options for the purchase of 250,000 shares of Common Stock (subject to an equitable adjustment in the case of stock splits and the like), at an exercise price of $5.63, with such options vesting in accordance with the following schedule: 50,000 shares of Common Stock vested on the Effective Date, 50,000 shares of Common Stock shall vest on the six month anniversary of the Effective Date, 50,000 shares of Common Stock shall vest on the one year anniversary of the Effective Date, 50,000 shares of Common Stock shall vest on the eighteen month anniversary of the Effective Date, 50,000 shares of Common Stock shall vest on the two-year anniversary of the Effective Date, and 50,000 shares of Common Stock shall vest on the 30-month anniversary of the Effective Date. In addition, the Executive shall participate in the Company's 1997 Stock Option Plan for Directors in accordance with the terms thereof. With respect to all stock options and all other deferred compensation that vests over time in accordance with a schedule or formula (such options and other compensation, the "Vesting Compensation"), the Company and the Executive agree that upon the first to occur of: (i) the Change of Control Date or (ii) the termination of this Agreement (other than by the Company for Cause or by the Executive without Good Reason), any Vesting Compensation to which the Executive was or may have become entitled, whether or not theretofore granted or vested, shall be immediately granted and become immediately vested and exercisable by the Executive (or his representative in the case of termination by death). In the event the vesting of the Vesting Compensation is accelerated as provided in the immediately preceding sentence, such Vesting Compensation shall be exercisable until the earlier of: (x) the stated expiry thereof as provided in a stock option agreement, Company plan, or other governing document or (y) 180 days after the date of the Executive's termination of employment.

(e) Airline Travel. During the Employment Period, the Company will provide or cause to be provided to the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children unlimited free positive space airline travel on the Travel Network (the "Airline Travel Benefits"). Likewise, should the Company, its affiliates, or its or their successors from time to time operate or have an access arrangement for airport clubs, lounges and/or business centers, the Executive and the Executive's Spouse shall be entitled to unlimited free access to each such club, lounge, or business center and unlimited free access to any other travel-related benefit from time to time offered (such club and other travel benefits, the "Club Benefits". The Executive and the Executive's Spouse shall be entitled to Airline Travel and Club Benefits for their respective lifetimes. The Executive's Parents shall be entitled to Airline Travel Benefits for their respective lifetimes. An Eligible Child shall be entitled to Airline Travel Benefits for so long as he or she shall remain an Eligible Child. The post-Employment Period Airline Travel and Club Benefits described in the preceding sentences shall be provided on the most favored terms, practices and conditions from time to time provided or offered by the Company, its affiliates, and successors to its or their active and retired senior-most executive officers and their families (but in all cases not less favorable than the highest class of space-available travel in all classes of service on the Travel Network).

(f) Other Benefits. The Executive and, to the extent applicable, the Executive's family, dependents and beneficiaries, shall each participate in all benefits, plans and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to the most-senior executive officers and key employees of the Company and its successors. Such benefits, plans and programs may include, without limitation, profit sharing plans, thrift plans, health insurance or health care plans, life insurance, disability insurance, pension and other retirement plans, pass privileges, interline travel benefits, and the like. The Executive and the Executives Spouse shall be entitled to medical coverage for their respective lifetimes and any Eligible Child shall be entitled to medical coverage for so long as he or she remains an Eligible Child; provided that, (i) upon termination of the Executive's employment, the medical coverage (including any Medicare benefits) described hereunder will become subordinate to: (x) any coverage provided by a prior or subsequent employer of the Executive or the Executive's Spouse, or (y) in the case of the Executive's Spouse or Eligible Children, any coverage afforded to such persons by their respective past, present, or prospective employers and (ii) in the event of a Change of Control, any medical benefits which would extend beyond the term of the Employment Period (i.e., the lifetime medical benefits) shall be provided to the Executive only to the extent the successor to the QQ Business affords medical benefits of greater duration to its chief executive officer, president, chairman of the board (or any other senior executive) under a plan or agreement of severance or termination.

(g) Indemnification. The Company shall provide or cause to be provided to the Executive indemnification against all expenses (including attorneys' fees), judgements, fines and amounts paid in settlement in connection with any threatened, pending, or completed action, claim, suit or proceeding, whether civil, criminal, administrative, or investigative (including an action by or in the right of the Company) by reason of the Executive's having served as a director, officer or employee of the Company or any affiliate of the Company. The Company shall advance fees (including attorneys' fees) incurred by the Executive in the defense of any such action, claim, suit, or proceeding, and the Company shall maintain directors and officers liability insurance coverage. These provisions supplement and are not in lieu of any rights granted to the Company's officers and directors under the Company's articles of incorporation, bylaws, any corporate document (including insurance policies), or applicable law. The Company shall pay, or promptly reimburse on an as-incurred basis to the Executive, the reasonable fees and expenses of the Executive's legal counsel for its services rendered in connection with, the Executive's enforcement of this Agreement; provided, that if the Executive institutes any proceeding to enforce this Agreement and the judge, arbitrator or other individual presiding over the proceeding affirmatively finds that the Executive instituted the proceeding in bad faith, the Executive shall pay all costs and expenses, including attorneys' fees, of the Executive and the Company. The Company shall indemnify and hold harmless the Executive, on an after-tax basis, from any payment under this
Section 4 or otherwise to or for the benefit of the Executive that would be subject to the excise tax (including interests and penalties thereon) imposed by
Section 4999 of the Internal Code of 1986, as amended.

5. Termination and Termination Benefits

(a) Death. If the Executive dies, this Agreement shall automatically terminate on the date of his death. The Executive's estate or designated beneficiaries shall be entitled to receive (i) the Executive's then-current salary for a period of six months following the date of death, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to death, (iii) the Airline Travel and Club Benefits, (iv) the Vesting Compensation (which shall vest and become immediately exercisable), (v) any other benefits which shall have been provided to the Executive to the extent permitted under any applicable plan documents, and (vi) subject to the proviso set forth in the last sentence of Section 4(g) above regarding subordination of coverage, lifetime medical coverage for the Executive's Spouse.

(b) Disability. If the Executive suffers a Disability a majority of the full Board shall have the right to act to cause the Company to terminate the Executive's employment as of such date by written notice to the Executive. Thereafter, the Executive shall be entitled to receive: (i) his then-current salary for a period of twelve months following the date of termination, (ii) any accrued portion of any bonus which is ultimately determined to have been payable to the Executive and allocable to the period prior to the date of termination,
(iii) the Airline Travel and Club Benefits, (iv) the Vesting Compensation (which shall vest and become immediately exercisable), and (iv) subject to the proviso set forth in the last sentence of Section 4(f) above regarding subordination of coverage, lifetime medical coverage for the Executive and the Executive's Spouse.

(c) Termination by the Company for Cause. The Company may terminate the Executive's employment for Cause. If the Board determines (which determination must be made by majority vote of the full membership of the Board) that the Executive should be terminated for Cause, the Board shall send written notice to the Executive setting forth in reasonable detail the nature of the Cause. No termination for Cause shall be effective until (i) such vote is obtained and such notice has been sent to and received by the Executive. Following the Executive's receipt of such notice, the Executive must be provided a reasonable opportunity to meet with the entire Board and discuss the Board's notice to him. Termination will only be effective if the Board ratifies its earlier vote to terminate the Executive for Cause by a second vote of the majority of its membership. In such a case, the Executive will be entitled to no additional compensation other than salary accrued prior to the effective date of termination except as provided in Sections 4(c), (e), and (f).

(d) Termination by the Company without Cause. The Executive's employment may be terminated by the affirmative vote of the majority of the full membership of the Board without Cause provided that the Executive is afforded at least 60 days' prior written notice of such termination.

(e) Termination by the Executive. The Executive may terminate his employment with or without Good Reason by giving the Board not less than 60 days' (30 days' if the Executive is not then serving as the Chief Executive Officer of the Company) prior written notice of termination of his employment, and he shall not be required to render any services to the Company after the date set forth in the notice of termination. In the event of a termination by the Executive without Good Reason, the Executive shall be entitled to no additional compensation other than salary accrued prior to the effective date of termination, except as expressly provided in Section 4.

(f) Acceleration of Salary, Bonus, and Benefits if Without Cause or for Good Reason. Except as otherwise provided in this Agreement, if this Agreement is terminated by the Company without Cause and other than for death or disability, or this Agreement is terminated by the Executive with Good Reason: (i) the Company shall pay to the Executive the sum of: (x) the total undiscounted amount of the Executive's entire salary which would otherwise become due and payable under Section 4(a) during the Employment Period, plus (y) if the Change in Control Date shall have occurred, the product of (A) 2 1/2 times (B) the maximum annual bonus payable to the Executive in accordance with the then-current incentive bonus plan described in Section 4(b), (ii) the Vesting Compensation shall vest and become immediately exercisable, and (iii) except to the extent more favorable benefits are otherwise provided in this Agreement (which more favorable provisions shall govern), the Executive shall be entitled to receive flight, medical, dental, life insurance, vision, and similar benefits until the last day of the Employment Period (assuming that this Agreement shall not have been terminated but subject to the proviso set forth in the last sentence of
Section 4(f) above regarding subordination of medical coverage). The salary and bonus that would be due and payable under sub-clause (i) of this Section 4 shall be paid to the Executive in three equal tranches on each of the 30th, 60th, and 90th day after the date of termination (or the immediately succeeding business day if any such day is not a business day).

(g) No Duty to Mitigate/No Non-Compete. The Executive has no duty or obligation to mitigate the expenditures for salaries, bonuses, benefits or otherwise after termination of this Agreement and/or cessation of employment with the Company. Nothing in this Agreement is intended to serve as a "non-compete" or other limitation on the future employment opportunities for the Executive after termination of this Agreement.

6. Confidential Information. The Executive shall maintain a fiduciary duty to the Company for all confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliates until such confidential information, knowledge or data become a matter of public record through disclosure by a person or persons other than the Executive or his representatives and which does not involve communication or disclosure, directly or indirectly, by the Executive or his representatives. The Executive shall not communicate or disclose any such information, knowledge, or data to anyone other than the Company and those designated by the Company. After termination of the Executive's employment with the Company, the Executive shall return all confidential and proprietary information in his possession or under his control and shall not, without the prior written consent of the Company, communicate or disclose any such information, knowledge or data to anyone other than the Company and those designated by the Company. Willful violation of this paragraph 6 shall void this Employment Agreement.

7. Successors and Assigns. This Agreement shall bind any successor to the QQ Business, whether direct or indirect and whether by purchase, merger, consolidation or otherwise, in the same manner and to the same extent that the Company would be obligated under this Agreement if no such succession had taken place. Notwithstanding that a successor to the QQ Business becomes bound to this Agreement, the Company shall continue to be liable for the obligations hereunder as a guarantor. In any agreement providing for succession to the QQ Business, the Company shall cause each and every successor expressly and unconditionally to assume and agree to perform each of the Company's obligations under this Agreement. It is understood that in the event that another air carrier (or an affiliate thereof) directly or indirectly acquires the QQ Business, the Company shall use its best efforts to cause such airline (or its affiliate as the case may be) to provide the Executive, the Executive's Spouse, the Executive's Parents, and the Executive's Eligible Children with pass, club and other privileges on the combined route networks of the Company and the acquirer (or of any affiliated air carriers, as the case may be) and with boarding priority and other terms equal or superior to the Airline Travel and Club Benefits. This Agreement and all rights of Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive other than by will or the laws of descent and distribution.

8. General Contract Provisions.

(a) Governing Law/Headings/Amendments/Entire Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives. This Agreement, together with the stock option agreement(s) to be executed, contain the entire understanding of the Company and the Executive with respect to the subject matter hereof and supersede any and all other agreements, either oral or written, between the Company and the Executive with respect to the subject matter hereof.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Executive: to his address as set forth in the personnel records of the Company, if to the Company: to Reno Air, Inc., 220 Edison Way, Reno, Nevada 89502, Attention: Chairman, Human Resources Committee of the Board of Directors, with a copy to the attention of the Company's Corporate Secretary; or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

(c) Enforceability Issues. If any benefits to which the Executive shall otherwise be entitled hereunder are not permitted to be provided to the Executive under any governing plan document or applicable law governing the payment or provision of such benefits, the Company shall pay or provide equivalent benefits to the Executive (or his representatives in the case of death). The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. To the extent the provisions of Section 4(g) are inconsistent with the terms regarding subrogation in any officers' and directors' liability coverage, the terms of such insurance coverage shall prevail. The Executive's and/or the Company's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision thereof.

(d) Withholdings. The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

IN WITNESS WHEREOF, the Executive and the Company have executed this Employment Agreement as of the date first above written.



Reno Air, Inc. (the "Company")


By: /s/Steven A. Rossum

Title: Senior Vice President and General Counsel



/s/ Joseph R. O'Gorman
    Joseph R. O'Gorman (the "Executive")


Board of Directors Approval:

By: /s/ James T. Lloyd
        James T. Lloyd, Chairman
        Human Resources Committee

                                  Appendix I

                        Employment Agreement Definitions

"Airline Travel Benefits" is defined in Section 4(e).

"Board" shall mean the Board of Directors of the Company.

"Cause" shall mean (i) an act or acts of personal dishonesty taken by the Executive and intended to result in substantial personal enrichment of the Executive at the expense of the Company, (ii) repeated violations by the Executive of the Executive's obligations under this Agreement which are demonstrably willful and deliberate on the Executive's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or (iii) the conviction of the Executive of a felony.

"Change in Control" shall mean: (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Common Stock"), or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), or (b) individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or (c) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 90% of, respectively, the outstanding common stock and the outstanding voting securities, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; or (d) approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or a significant portion of the QQ Business, other than to a corporation, with respect to which following such sale or other disposition, more than 90% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or (e) the acquisition by an individual, entity or group of beneficial ownership of 50% or more of the then-outstanding securities of the Company, including both voting and non-voting securities; provided, that such acquisition shall constitute a Change of Control only if such individual, entity or group also obtains the power to elect by class vote or cumulative voting, or otherwise to appoint, 50% or more of the total number of directors to the Board of Directors of the Company.

"Change of Control Date" shall mean the first date on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated or the Executive ceases to be an officer of the Company prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment or cessation of status as an officer (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) was effected by or on behalf of the Company in connection with or in anticipation of an actual or proposed Change of Control, then for all purposes of this Agreement the "Change of Control Date" shall mean the date immediately prior to the date of such termination of employment or cessation of status as an officer.

"Club Benefits" is defined in Section 4(e).

"Common Stock" shall mean the Company's common stock, $.01 par value.

"Company" shall mean the Company as defined above and any successor to the QQ Business which assumes and agrees to perform this Agreement by operation of law or otherwise.

"Disability" shall mean any physical or mental illness, condition, dependency, or incapacity rendering the Executive unable to adequately perform substantially all of his duties and responsibilities to the Company, provided that such disability continues for an uninterrupted period of at least 6 months.

"Effective Date" shall mean February 18, 1998.

"Eligible Child" shall mean a naturally born or legally adopted child of the Executive within the age parameters described in the immediately succeeding sentence. Any such child shall cease to be an Eligible Child upon his or her 21st birthday (unless and for so long as such child remains a full-time student, in which case, the child will remain an Eligible Child until not later than his or her 23rd birthday).

"Employment Period" shall mean the period commencing on the Effective Date and ending on the earlier to occur of (i) December 30, 2000 or (ii) the first day of the month next following the Executive's birthday upon which the Executive shall attain the Normal Retirement Date; provided, however, that in the event of a Reappointment of the Executive, the Employment Period shall be extended so as to terminate on the earlier of (x) 30 months from the applicable Renewal Date or
(y) the Executive's Normal Retirement Date; and provided, further, that upon the occurrence of a Change of Control, the Employment Period shall automatically be extended so as to terminate on the earlier to occur of (a) the 30th monthly anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.

"Executive's Parents" shall mean Joseph and Eileen O'Gorman.

"Executive's Spouse" shall mean Gail Seidel-O'Gorman (for so long as she and the Executive shall remain married unless the marriage shall terminate pursuant to the Executive's death, in which case, she shall maintain such status for purposes of this Agreement until such time as she may re-marry) or in the event the Executive shall re-marry, any successor wife (subject to the qualifications and conditions set forth in the parenthetical commencing on the first line of this definition).

"Good Reason" shall mean any one or more of the following: (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as contemplated by this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (ii) (x) any failure by the Company to comply with its obligations under this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive, or (y) after the Change of Control Date, any failure of the Company to maintain or provide the plans, programs, policies and practices, and benefits described in Section 4 of the
Agreement on the most favorable basis such plans programs, policies and practices were maintained and benefits provided during the 90-day period immediately preceding the Change of Control Date, or if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter with respect to other key employees of the Company and its affiliates; (iii) the Company's requiring the Executive to be based at any office or location other than within 35 miles of the Reno/Lake Tahoe International Airport, except for travel reasonably required in the performance of the Executive's responsibilities;  (iv)  the  consummation  by  the  Company  of  a  significant marketing or operational alliance, strategic partnership, significant code-sharing relationship, "virtual merger", or other significant contractual relationship with one or more non-affiliated air carriers or their affiliates (whether or not in any such case stock, assets, or other consideration are exchanged) which results in a material diminution in or material adverse change to the Executive's position or the authority, duties, and responsibilities thereof, (v) the shareholders of the Company shall fail to elect the Executive to the Board or the Board shall fail to elect the Executive as Chairman of the Board, (vi) the failure of the Board to Reappoint the Executive, as more particularly set forth in the definition of Reappointment, below, and (vii) any purported termination by the Company of the Executive's employment other than as expressly permitted by this Agreement. For purposes of determining "Good Reason", any good faith determination of "Good Reason" made by the Executive on or after the Change of Control Date shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 180-day period following the first anniversary of the Change of Control Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

"QQ Business" shall mean a substantial  portion of one or more of the following:
(i) the assets of the Company, (ii) the Company's aircraft, (iii) the Company's non-managerial personnel, (iv) the Outstanding Common Stock, (v) the Outstanding Voting Securities, (vi) the Company's operating certificate, or (vii) the Company's gates.

"Normal Retirement Date" shall mean the mandatory officer retirement age (as determined by the Board).

"Renewal Date" shall mean June 30, 1999 and each annual anniversary thereof.

"Reappointment" shall mean either: (a) the Board's determination to extend the term of the Employment Period under this Agreement by one year or (b) the Board's re-election or reappointment of the Executive to the position and duties described in the first sentence of Section 3 for any period beyond the next succeeding Renewal Date. The Company covenants that the Board shall determine whether to reappoint the Executive annually; such determination to occur between January 1 of a calendar year and not less than 20 days prior to the Renewal Date in the same calendar year. It is understood that the failure to Reappoint the Executive shall be deemed give the Executive the right to terminate his employment for Good Reason. For avoidance of doubt and notwithstanding the immediately two preceding sentences, after a Change of Control, the Employment Period shall terminate on the earlier to occur of: (a) the 30th monthly anniversary of the Change of Control Date or (b) the Executive's Normal Retirement Date.


"Travel Network" shall mean each airline operated by the Company or any of its affiliates or any successor or successors.

"Vesting Compensation" is defined in Section 4(d).

                                Table of Contents
Page

1. Definitions.................................................................1

2. Sale and Assignment of Aircraft and Related Assets..........................3
         2.01.  Delivery.......................................................3
         2.02.  Consideration..................................................3
         2.03.  Deposits.......................................................3
         2.04.  Cut-off Date...................................................3
         2.05.  Place of Delivery..............................................4
         2.06.  Title................................................. ........4


3. Closing Conditions..........................................................4
         3.01  Conditions to Buyer's Obligations...............................4
         3.02.  Conditions to Seller's Obligations...................... ......5


4. Warranties, Covenants, and Acknowledgments..................................6
         4.01.  Warranties.............................................. ......6
         4.02.  Limitation of Warranties and Agreements........................7


5. Taxes and Indemnities.......................................................7
         5.01.  Payment of Taxes...............................................7
         5.02.  General Indemnities............................................7


6. Event of Loss...............................................................8


7. Representations and Warranties..............................................8
         7.01.  Representations and Warranties of Each Party...................8
         7.02.  Representations and Warranties......................... .......9


8. Miscellaneous...............................................................9
         8.01.  Notices.......................................................10
         8.02.  Assignment.................................... ...............11
         8.03.  Captions......................................................11
         8.04.  Brokers' Commissions.................................. .......11
         8.05.  Applicable Law......................................... ......11
         8.06.  Entire Agreement..............................................11
         8.07.  Waivers.............................................. ........11
         8.08.  Counterparts..................................................11
         8.09.  Expenses.............................................. .......11

EXHIBITS

Exhibit A ........Acceptance Receipt

Exhibit B.........Assignment and Assumption Agreement

Exhibit C.........Bill of Sale

                          AIRCRAFT PURCHASE AGREEMENT

                              SPIRIT AIRLINES,INC.
                             a Maryland corporation
                                     (Buyer)
                                       and
                                 RENO AIR,INC.
                              a Nevada corporation
                                    (Seller)

                                   Dated as of
                                  June 9, 1998
                         ------------------------------

                 Two McDonnell Douglas DC-9-82 (MD-82) Aircraft
           United States Registration (Manufacturer's Serial) Numbers:
                                 N804RA (48048)
                                 N805RA (48087)


TABLE OF CONTENTS

Page

RECITALS                                                                       1

ARTICLE 1            DEFINITIONS                                               1

ARTICLE 2            PURCHASE OF AIRCRAFT                                      4

Section 2.01      Purchase of Aircraft                                         4
Section 2.02      Progress Payments and Purchase Price                         4
Section 2.03      Payment of Purchase Price and Other
                           Amounts on Delivery of each Aircraft                4

ARTICLE 3            AIRCRAFT DELIVERY, TITLE, RISK OF LOSS                    4

Section 3.01      Delivery of Aircraft                                         4
Section 3.02      Place of Delivery                                            5
Section 3.03      Aircraft Delivery Procedures                                 5
Section 3.04      Title and Risk of Loss                                       5
Section 3.05      Conditions to Obligations of Buyer
                           to Purchase each Aircraft                           5
Section 3.06      Conditions to Seller's Obligations
                           to Sell the Aircraft                                7
Section 3.07  Cooperation with Buyer's Financing of the Aircraft               8

ARTICLE 4            WARRANTY AND COVENANTS                                    7

Section 4.01      Warranties                                                   7
Section 4.02      Limitation of Warranty                                       7

ARTICLE 5            AIRCRAFT DOCUMENTATION                                    8

Section 5.01      Aircraft Documentation                                       8

ARTICLE 6            ASSIGNMENTS OF WARRANTIES, SERVICE
                     LIFE POLICIES AND PATENT INDEMNITIES                      8

Section 6.01      Assignment of Warranties, Etc.                               8

ARTICLE 7            PAYMENT, TAXES, INDEMNITIES                               8

Section 7.01      Method of Payment                                            8
Section 7.02      Payment of Taxes by Buyer                                    8
Section 7.03      Tax Indemnity                                                9
Section 7.04      General Indemnity                                            9

ARTICLE 8 NOTIFICATION, INSPECTION, PRE-DELIVERY MAINTENANCE, TESTING, AND ACCEPTANCE

Section 8.01 Notification and Inspection; Buyer's Pre-Delivery Maintenance    10
Section 8.02      Functional Check Flight                                     10
Section 8.03      Acceptance                                                  10

ARTICLE 9         EVENT OF LOSS                                               10

Section 9.01      Event of Loss                                               11

ARTICLE 10        REPRESENTATIONS                                             11

Section 10.01     Authority of Buyer and Seller, Etc.                         11

ARTICLE 11        CERTAIN ADDITIONAL AGREEMENTS OF SELLER AND BUYER           12

Section 11.01     Engine Pooling and Leasing

ARTICLE 12        MISCELLANEOUS                                               13

Section 12.01     Notices                                                     13
Section 12.02     Exhibits                                                    13
Section 12.03     Assignments                                                 13
Section 12.04     Captions                                                    14
Section 12.05     Brokers' Commissions                                        14
Section 12.06     Applicable Law                                              14
Section 12.07     Entire Agreement                                            14
Section 12.08     Waivers                                                     14
Section 12.09     Confidentiality                                             14
Section 12.10     Counterparts                                                15
Section 12.11     Expenses                                                    15

EXHIBITS
EXHIBIT A         AIRCRAFT DESCRIPTION
EXHIBIT B         AIRCRAFT DOCUMENTATION
EXHIBIT C         AIRCRAFT ACCEPTANCE RECEIPT
EXHIBIT D         AIRCRAFT BILL OF SALE
EXHIBIT E         DELIVERY CONDITION REQUIREMENTS
EXHIBIT F         FUNCTIONAL CHECK FLIGHT CERTIFICATE

THIS AIRCRAFT PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 9th day of June, 1998, by and between SPIRIT AIRLINES, INC., a ______ corporation, having a business address at 18121 East Eight Mile Road, Eastpointe, Michigan 48021 ("Buyer"), and RENO AIR, INC., a Nevada corporation having a business address at 220 Edison Way, Reno, Nevada 89502 ("Seller").

                                    RECITALS:

Subject to the terms and conditions of this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer the Aircraft.

Accordingly, in consideration of the mutual covenants and agreements herein contained, and other valuable consideration, receipt of which is hereby acknowledged, Buyer and Seller (the "Parties") hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

Primary Definitions. In addition to words and terms elsewhere defined in this Agreement, the following words and terms as used in this Agreement shall have the following meanings unless some other meaning is apparent from the context in which the words and terms are used:

Aircraft. As the context may require, either or both of the McDonnell Douglas DC-9-82 aircraft bearing United States registration (Manufacturer's serial) numbers: N804RA (48048) and N805RA (48087), including with each such Aircraft two Engines, certain installed equipment (excluding all video and telephone equipment) and Aircraft Documentation, all of which are more particularly described in Exhibits A and B.

Aircraft Acceptance Receipt. A receipt executed by Buyer and delivered to Seller concurrently with the Delivery of an Aircraft, substantially in the form of Exhibit C.

Aircraft Bills of Sale. Collectively, a Bill of Sale executed by Seller and delivered to Buyer conveying title to an Aircraft, substantially in the form of Exhibit D and an FAA Bill of Sale.

Aircraft Documentation. The data with respect to an Aircraft as described in Exhibit B.

Boeing. Collectively, The Boeing Company and its affiliates.

Business Day. Any day other than a Saturday, Sunday or holiday scheduled by law for any commercial banking institutions in Las Vegas, Nevada or Detroit, Michigan.

Closing Date. The proposed date of Delivery as advised by Buyer to Seller on not less than five Business Days' notice. The Closing Date for Aircraft N804RA shall be on or before June 30, 1998 and the Closing Date for Aircraft N805RA shall be on or before September 30, 1998.

Delivery. The following concurrent events performed in connection with the purchase and sale of an Aircraft in accordance with the terms and conditions of this Agreement:

(a) purchase of such Aircraft by Seller from Boeing; (b) tender of such Aircraft for delivery by Seller; (c) acceptance by Buyer of such Aircraft; (d) sale by transfer of title of such Aircraft; (e) payment by Buyer of the balance of the Purchase Price set forth in Section 2.02 with respect to such Aircraft together with any other amounts then due from Buyer to Seller; and (f) completion of the events described in Section 3.03, as and to the extent applicable, for Delivery.

Delay. A delay by Seller acting reasonably and in good faith in the performance by Seller of its obligations to deliver an Aircraft to Buyer.

Engines. The Pratt & Whitney model aircraft engines to be installed on an Aircraft at Delivery, as more particularly described in Exhibit A.

Event of Loss. An "Event of Loss" with respect to any property shall mean any of the following events which respect to such property: (i) the loss of such property due to theft or disappearance for a period of at least 120 days beyond the Designated Date, (ii) destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever, (iii) the receipt of insurance proceeds based upon a total loss with respect to such property under an insurance policy, or (iv) the condemnation, confiscation or seizure of, or requisition or loss of title to or use of, such property for a period in excess of 120 days beyond the Designated Date. An Event of Loss with respect to an Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe, which is a part of such Aircraft.

FAA. The United States Federal Aviation Administration, or any successor agency.

FAA Bill of Sale. A Federal Aviation Administration Bill of Sale (AC Form 8050-2) conveying title to an aircraft.

Functional Check Flight Certificate. The Functional Check Flight Certificate in the form annexed hereto as Exhibit F, to be executed and delivered by Buyer and Seller.

Purchase  Price.  The  purchase  price for each of the  Aircraft  as provided in
Section 2.02.

Taxes. Any and all sales fees (including, without limitation, license, documentation and registration fees), taxes (including, without limitation income, gross receipts, sales, rental, use value-added, property (tangible and intangible), excise and stamp taxes), levies, imposts, duties, recording charges or fees, charges, assessments or withholdings of any nature whatsoever, together with any and all assessments, penalties, additions to tax, fines or interest thereon.

                                    ARTICLE 2
                              PURCHASE OF AIRCRAFT

Section 2.01. Purchase of Aircraft. Subject to the terms and conditions of this Agreement, Seller agrees to purchase the Aircraft from Boeing, to sell the Aircraft to Buyer, and Buyer agrees to purchase, or cause to be purchased from Seller, each of the Aircraft.

Section 2.02. Progress Payments and Purchase Price.

(a) Prior to the execution of this Agreement, Buyer has paid a non-refundable progress payment of $500,000 for each of the Aircraft ($1 million in the aggregate). Said progress payments shall be refundable only and to the extent
(i) an Event of Loss occurs with respect to an Aircraft prior to the Closing Date for such Aircraft, (ii) Buyer elects to terminate this Agreement in the event of a material default by Seller in the performance of its obligations under this Agreement such that Buyer's performance of its obligations under this Agreement would lawfully be excused, or (iii) Seller shall, after a reasonable opportunity to cure, shall have failed to satisfy (or cause to be satisfied) a condition precedent set forth in Section 3.05 of this Agreement.

(b) The Purchase Price for Aircraft N804RA shall be $13,750,000. The Purchase Price for Aircraft N805RA shall be $13,250,000.

Section 2.03. Payment of Purchase Price and Other Amounts on Delivery of each Aircraft. Concurrent with Delivery of an Aircraft, Buyer shall pay or cause to be paid to Seller the Purchase Price for the Aircraft and any other amounts owing to Seller including any amounts then due and payable pursuant to the terms of this Agreement less the amounts heretofore paid by Buyer to Seller for such Aircraft in accordance with Section 2.02(a). Unless the Parties agree otherwise, all such amounts shall be paid in immediately available United States funds by wire transfer to Seller's account designated in Section 7.01 hereof.

                                    ARTICLE 3
                     AIRCRAFT DELIVERY, TITLE, RISK OF LOSS

Section 3.01. Delivery of Aircraft. Subject to the limitation of warranties set forth in Section 4.02 hereof, Seller shall deliver the Aircraft to Buyer in compliance in all material respects with the delivery condition requirements set forth in Exhibit E, pursuant to the procedures contemplated by Section 3.03 on the applicable Closing Date.

Section 3.02. Place of Delivery. Delivery of the Aircraft shall be at a location in the continental United States as may be mutually agreed among Seller, Buyer, and Boeing. Seller and Buyer agree to cooperate in causing the actual Delivery of the Aircraft to occur at times and locations that will legitimately minimize or avoid the payment of Taxes including, without limitation and to the extent available, the delivery by Buyer to Seller (and if requested by Buyer, to Boeing) of one or more resale certificates or other documents evidencing available exemptions.

Section 3.03. Aircraft Delivery Procedures. The pre-Delivery inspection and testing procedures are set forth in Article 8. Subject to the terms and conditions of this Agreement, concurrent with Delivery of an Aircraft:

(i) Seller shall execute and deliver to Buyer all of the documents referred to in Section 3.05; and

(ii) Immediately prior to the delivery of the Aircraft Bills of Sale (including the filing of an FAA Bill of Sale with the FAA Aircraft Registry in Oklahoma City, Oklahoma), Buyer shall (x) execute and deliver to Seller all of the documents referred to in Section 3.06 hereof, and (y) pay to Seller the balance of the Purchase Price and any other amounts then due and payable pursuant to the terms of this Agreement.

Section 3.04. Title and Risk of Loss. Title to an Aircraft and risk of loss of or damage thereto shall pass to Buyer at Delivery except that, during the performance of pre-delivery maintenance and preparation, Buyer shall be responsible for all risk of loss with respect to the Aircraft and for damage thereto. Buyer and/or its maintenance provider shall provide, in amounts and with insurers reasonably satisfactory to Seller, hangarskeepers' and liability insurance and shall name Seller and Boeing as additional insureds with respect to such insurance.

Section 3.05. Conditions to Obligations of Buyer to Purchase each Aircraft. Buyer's obligation to purchase each of the Aircraft pursuant to this Agreement shall be conditional upon (a) the receipt by Buyer of the following documents on or before the Delivery of the Aircraft, all of which shall be reasonably satisfactory in form and substance to Buyer; and (b) occurrence of the following events on or before the Delivery; provided, however, that Buyer may waive, in writing, any of the conditions set forth in this Section 3.05 on or before the
Delivery:

(i) Seller shall have purchased the Aircraft from Boeing;

(ii) a Bill of Sale executed and delivered by Seller in favor of Buyer with respect to such Aircraft, in substantially the form annexed as Exhibit D;

(iii) duplicate originals of FAA Form 8050-2 Bill of Sale, executed and delivered by Seller in favor of Buyer with respect to such Aircraft;

(iv) no material default shall exist with respect to Seller's performance of its obligations under this Agreement;

(v) the representations and warranties of Seller set forth in Section 10.01 hereof shall be true and correct on the Delivery Date, except to the extent such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date) and Buyer shall have received a certificate of Seller, executed and delivered by an officer or authorized representative thereof, as specified in Section 10.01 hereof;

(vi) Buyer shall have received an opinion of Crowe & Dunlevy, P.C. (or other FAA counsel mutually agreed-upon between Buyer and Seller) confirming that there are no liens of record recorded against such Aircraft (other than liens created by or through Buyer);

(vii) such Aircraft conforms in all material respects with the delivery condition requirements set forth in Exhibit E hereto, and the procedures specified in Section 8.01 and 8.02 shall have been completed, and any discrepancy or malfunction that exceeds manufacturer's limits shall have been corrected as therein required; and

(viii) no Event of Loss shall exist with respect to such Aircraft.

Section 3.06. Conditions to Seller's Obligations to sell each of the Aircraft. Seller's obligation to sell an Aircraft to Buyer shall be conditional upon, on or before the Delivery of such Aircraft, of: (a) the receipt by Seller of the following documents, all of which shall be reasonably satisfactory in form and substance to Seller and (b) occurrence of the following events on or before the Delivery; provided, however, that Seller may waive, in writing, any of the conditions set forth in this Section 3.06 on or before the Delivery:

(i) Boeing shall have sold such Aircraft to Seller;

(ii) Aircraft Acceptance Receipt, executed and delivered by Buyer with respect to such Aircraft, in substantially the form annexed as Exhibit C;

(iii) payment by Buyer to Seller of the Purchase Price for the Aircraft and any other amounts due and payable pursuant to the terms of this Agreement;

(iv) no material default exists with respect to Buyer's performance of its obligations under this Agreement; and

(v) the representations and warranties of Buyer set forth in Section 10.01 hereof shall be true and correct on the Delivery Date, except to the extent such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date) and Seller shall have received a certificate of Buyer, executed and delivered by an officer or authorized representative thereof, as specified in Section 10.01, hereof.

Section 3.07. Cooperation with Buyer's Financing of the Aircraft. Seller shall reasonably cooperate, at Buyer's expense, with requests by Buyer to implement customary closing logistics in order to facilitate Buyer's financing of the Aircraft; so long as such logistics are not expected to unreasonably delay Delivery of the Aircraft or result in any incremental risk to Seller.

                                    ARTICLE 4
                            WARRANTIES AND COVENANTS

Section 4.01. Warranties. (a) Seller hereby warrants to Buyer that immediately prior to the moment of title transfer of an Aircraft, Seller shall have such legal title to such Aircraft as Seller shall have received from Boeing with respect thereto free and clear of any and all security interests, liens, claims, charges or encumbrances of any nature whatsoever, together with full power and lawful authority to deliver such Aircraft to Buyer; and upon execution, filing and recordation with the FAA and delivery of the Bills of Sale to Buyer in accordance with Section 3.03, Seller shall have transferred such title to the Aircraft to Buyer as Seller shall have received from Boeing free and clear of any and all security interests, liens, claims, charges or encumbrances and rights of others of any nature whatsoever, and Seller hereby warrants and agrees to defend such title against all claims and demands whatsoever and forever.

(b) Seller shall, upon the reasonable request of Buyer, seek reasonable asurances from Boeing regarding its ability and willingness to convey the Aircraft to Seller free and clear of all liens. Whether or not Boeing provides such assurances to or for the benefit of Buyer, in the event Seller is unable to provide a Bill of Sale to Buyer substantially in accordance with Exhibit D hereto, Seller agrees to reimburse Buyer for the cost of pre-delivery work and other reasonably incurred out-of-pocket expenses performed by Buyer in an amount not to exceed $500,000 per Aircraft. This reimbursement shall be Buyer's exclusive remedy for Seller's failure to deliver an Aircraft as provided in
Section 4.01(a).

Section 4.02.  Limitation of Warranty.  EXCEPT AS OTHERWISE  EXPRESSLY  PROVIDED
HEREIN:

(a) EACH AIRCRAFT AND EACH ENGINE ARE BEING SOLD AND DELIVERED TO BUYER "AS IS" AND "WHERE IS," AND WITHOUT ANY REPRESENTATION, GUARANTEE OR WARRANTY OF SELLER, EXPRESS OR IMPLIED, OF ANY KIND, ARISING BY LAW OR OTHERWISE; AND

(b) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER SPECIFICALLY DISCLAIMS, AND EXCLUDES HEREFROM (i) ANY WARRANTY AS TO THE AIRWORTHINESS OR CONDITION OF THE AIRCRAFT AND THE ENGINES, (ii) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF FREEDOM FROM ANY RIGHTFUL CLAIM BY WAY OF INFRINGEMENT OR THE LIKE, (iv) ANY IMPLIED REPRESENTATION OR WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, AND (v) ANY OBLIGATION OR LIABILITY OF SELLER ARISING IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF SELLER, ACTUAL OR IMPUTED, OR IN STRICT LIABILITY, INCLUDING ANY OBLIGATION OR LIABILITY FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT OR ENGINE OR FOR ANY LIABILITY OF BUYER TO ANY THIRD PARTY OR ANY OTHER DIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGE WHATSOEVER. NO AGREEMENT ALTERING OR EXTENDING SELLER'S LIABILITY FOR WARRANTIES SHALL BE BINDING UPON SELLER UNLESS IN WRITING AND EXECUTED BY A DULY AUTHORIZED OFFICER OF SELLER.

                                    ARTICLE 5
                             AIRCRAFT DOCUMENTATION

Section 5.01. Aircraft Documentation. On Delivery of each of the Aircraft, Seller shall deliver to Buyer the Aircraft Documentation for such Aircraft which documentation shall be in the format specified on Exhibit B.

                                    ARTICLE 6
                     ASSIGNMENTS OF WARRANTIES, SERVICE LIFE
                         POLICIES AND PATENT INDEMNITIES

Section 6.01. Assignment of Warranties, Etc. Upon Delivery of an Aircraft, Seller shall assign or cause to be assigned to Buyer all assignable and extant warranties to the extent conferred upon Seller and to the extent such warranties survive the acquisition of the Aircraft by Buyer.

                                    ARTICLE 7
                           PAYMENT, TAXES, INDEMNITIES

Section 7.01. Method of Payment. All payments to be made by Buyer to Seller pursuant to this Agreement shall be made in immediately available United States funds by causing such payments to be deposited on the Delivery of the Aircraft to account no.153700497404 of the Seller at U.S. Bank, Las Vegas, Nevada (ABA # 121201694), reference: Spirit MD-82s, or at such other bank in the United States of America specified by Seller in writing at least two Business Days prior to the Closing Date or other payment date.

Section 7.02. Payment of Taxes by Buyer.

(a) Any and all Taxes (other than (i) income Taxes of Seller imposed by the United States government or any state or local taxing authority, (ii) Taxes on, based on, or measured by receipts, franchises, net worth or capital and (iii) FAA registration fees) shall be the sole responsibility and liability of Buyer.

(b) Buyer shall promptly pay and discharge when due any and all Taxes for which Seller is liable pursuant to Section 7.02(a), unless any of such Taxes is levied, assessed or imposed upon Buyer in which case Seller shall notify Buyer of such levy, assessment or imposition, whereupon Buyer shall promptly pay and discharge the same, except to the extent any such amount is in good faith being contested pursuant to Section 7.03.

Section 7.03. Tax Indemnity. Buyer hereby agrees to indemnify Seller from any and all Taxes and expenses assessed against Seller, which are the responsibility of Buyer under Section 7.02.

         Section 7.04.  General Indemnity.

(a) Indemnity by Buyer. After the Delivery of an Aircraft, Buyer shall indemnify and hold Seller, its officers, shareholders, affiliates, employees and agents harmless from and against any and all liability (whether accrued, absolute, contingent, direct or indirect or otherwise), loss, damage claim, action or deficiency resulting from, arising out of, or relating to (i) any material misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant on the part of Buyer under this Agreement and (ii) the management, conduct, ownership and operation of the Aircraft from and after Delivery thereof. This general indemnity shall not apply to Taxes.

(b) Indemnity by Seller. After the Delivery of an Aircraft, Seller shall indemnify and hold Buyer, its officers, shareholders, affiliates, employees and agents harmless from and against any and all liability (whether accrued, absolute, contingent, direct or indirect or otherwise), loss, damage, claim, action or deficiency resulting from, arising out of, or relating to any material misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant on the part of Seller under this Agreement. The foregoing indemnity shall not limit or curtail the provisions of Section 4.02.

(c) If any claim, suit or other legal proceeding shall be commenced, or any claim or demand be asserted, against any party entitled to indemnification under Sections 7.04 (the "Indemnified Party") and if the Indemnified Party proposes to demand or seek indemnification pursuant to Sections 7.04, the party from whom indemnification is sought (the "Indemnifying Party") shall be notified to such effect with reasonable promptness and shall have the right to assume at its full cost and expense the entire control of the legal proceeding (including the selection of counsel) subject to the right of the Indemnified Party to participate (at its full cost and expense and with counsel of its choice (which counsel shall be reasonably satisfactory to the Indemnified Party)) in the defense, compromise or settlement thereof. The Indemnified Party shall cooperate fully in all respects with the Indemnifying Party in any such defense, compromise or settlement, including, without limitation, by making available to the Indemnifying Party all pertinent information under the control of the Indemnified Party. The Indemnifying Party will not compromise or settle any such action, suit, proceeding, claim or demand without the prior written approval of the Indemnified Party, which approval will not be unreasonably withheld.

                                    ARTICLE 8
   NOTIFICATION, INSPECTION, PRE_DELIVERY MAINTENANCE, TESTING AND ACCEPTANCE

  Section 8.01. Notification and Inspection; Buyer's Pre-Delivery Maintenance.

Seller shall permit Buyer to perform pre-delivery maintenance on the Aircraft prior to Delivery. Buyer hereby represents that the charges for the workscope contemplated by Buyer shall not exceed $500,000 per Aircraft and that no such pre-delivery maintenance will delay Delivery past the last agreed-upon Closing Date for an Aircraft. Buyer shall provide Seller five Business Days' notice of the anticipated date of induction of the Aircraft for pre-Delivery maintenance. Such notice shall also specify the maintenance facility where the work is intended to be accomplished. Seller shall be responsible for all costs in delivering the Aircraft to the maintenance provider save for crew expenses-Buyer agrees that it shall provide qualified crews for the ferry flights. Buyer acknowledges that, except as otherwise expressly agreed in writing between the parties, Buyer shall be wholly responsible for all fees, charges, and expenses of the maintenance providers who shall perform pre-delivery maintenance work for Buyer's benefit and Buyer shall contract directly with any such maintenance provider. In such contract, any such maintenance provider shall agree for Seller's benefit not to assert any liens on the Aircraft or Engines and to hold Seller harmless from and against any claims relating to the maintenance work package or the performance by Buyer of any obligations to such maintenance provider. If requested by Seller to satisfy Seller's obligations to Boeing, Buyer and Seller shall enter into an interim lease agreement on substantively analogous terms as are set forth in this Section 8.01. Seller shall make the records relating to the Aircraft and Engines available for inspection by Buyer at reasonable hours. Seller shall permit up to four technical representatives of Buyer to conduct a pre-Delivery inspection of the Aircraft in order to determine that the Aircraft complies with the delivery condition requirements set forth in Exhibit E hereto. Section 8.02. Functional Check Flight. Subject to provision by Buyer of indemnities acceptable to Seller, Seller shall permit up to two technical representatives (including a pilot) of Buyer to accompany Seller's representatives on a functional check flight of up to two hours to be conducted on the Aircraft immediately prior to delivery of the Aircraft in order to demonstrate the airworthiness of the Aircraft and proper functioning of all of the Aircraft's systems and components. The functional check flight will be conducted in accordance with procedures outlined by the McDonnell Douglas manual for the Aircraft.

Section 8.03. Acceptance. To evidence that the technical acceptance and functional check flights have been completed, Buyer and Seller shall execute and deliver the Aircraft Acceptance Receipt, in substantially the form annexed as Exhibit C. Any agreed-upon discrepancies that are beyond manufacturer's limits or otherwise not in compliance with Exhibit E shall be remedied promptly by Seller.

                                    ARTICLE 9
                                  EVENT OF LOSS

Section 9.01. Event of Loss. If an Event of Loss occurs with respect to an Aircraft, as the same may be extended pursuant to Section 9.01 or as the grace periods described in clauses (i) and (v) of the definition of "Event of Loss" shall permit, then this Agreement shall be terminated with respect to such Aircraft, and upon such termination, Buyer and Seller shall have no further obligations to each other hereunder with respect to such Aircraft and Seller shall return any progress payments with respect thereto as provided in Section 2.02.

                                   ARTICLE 10
                                 REPRESENTATIONS

Section 10.01. Authority of Buyer and Seller, Etc. Buyer and Seller each represents at execution of this Agreement, and will be required to represent at Delivery of the Aircraft, that: (i) it is duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) it has full power, authority and legal right to enter into and perform this Agreement; (iii) the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on its part, does not require any approvals or consents except such approvals and consents as have heretofore been duly obtained; and (iv) the execution, delivery and performance of this Agreement does not contravene any law binding on it or contravene or result in a default under any agreement to which it is a party or by which it is bound. Each Party further represents at execution of this Agreement, and will be required to represent at Delivery of an Aircraft, that: (a) it is not a party to any agreement or instrument or subject to any charter or other restriction which will materially adversely affect its ability to perform its obligations under this Agreement; and (b) that this Agreement constitutes a legal, valid and binding obligation of such Party enforceable in accordance with the terms hereof.

                                   ARTICLE 11

                CERTAIN ADDITIONAL AGREEMENTS OF SELLER AND BUYER

Section 11.01. Engine Pooling and Leasing. Buyer and Seller agree to explore in good faith an engine pooling and/or stand-by lease agreement and to otherwise explore reciprocally beneficial business opportunities.


                                   ARTICLE 12
                                  MISCELLANEOUS

Section 12.01. Notices. Unless otherwise specified in writing by the Parties, all notices, approvals, requests, consents, and other communications given pursuant to this Agreement shall be in writing and shall be deemed delivered when sent by any commercially reasonable means and received by the recipient thereto.

         If to Seller:

                           Reno Air, Inc.
                           220 Edison Way
                           Reno, Nevada 89502
                           Attn: General Counsel
                           Fax number: (702) 686-3875

And, prior to July 15, 1998, with a copy to the same addressee at 1325 North Illinois Street, Arlington, Virginia 22205, fax number (703)237-3933.

         If to Buyer:

                           Spirit Airlines, Inc.
                           18121 East Eight Mile Road
                           Eastpointe, Michigan 48021
                           Attn: Chief Financial Officer
                           Fax number: (810) 779-9332


Section 12.02. Exhibits. All Exhibits described in this Agreement shall be deemed to be incorporated and made a part of this Agreement, and form an integral part hereof.

Section 12.03. Assignments. This Agreement, and the rights and obligations of the Parties hereunder, shall not be assignable or delegable by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld) except that Buyer may assign (x) certain rights without the approval of Seller in connection with Buyer's financing of an Aircraft or
(y) the entirety of its rights under this Agreement to an affilate of Buyer; provided that in any such case, Buyer shall remain the unconditional guarantor of the performance of the "Buyer's" obligations under this Agreement." This Agreement and the rights and obligations of the Parties hereunder, shall be binding upon and inure to the benefit of each of the Parties, their respective successors and permitted assigns, and legal representatives.

Section 12.04. Captions. All captions and section headings used in this Agreement are for convenience only and shall not in any manner be deemed to limit or restrict the context of the article or section to which they relate.

Section 12.05. Brokers' Commissions. Seller and Buyer hereby represent to each other that no agent or broker is entitled to any compensation whatsoever as a result of the transactions contemplated by this Agreement. Accordingly, Seller and Buyer respectively agree to indemnify and hold each other harmless from and against all claims, demands, liabilities, damages, losses and judgments, which may be suffered by, accrued against, charged to or recoverable from Buyer or Seller, and which arise out of the other Party's actions or negotiations with or in respect to agents or brokers.

Section 12.06. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 12.07. Entire Agreement. This Agreement shall constitute the entire agreement between the Parties with respect to the transactions contemplated herein, supersedes in its entirety any prior or contemporaneous agreements, whether oral or in writing, of the Parties, and shall not in any manner be supplemented, amended or modified except by a written instrument executed on behalf of the Parties by their duly authorized representatives.

Section 12.08. Waivers. The waiver by either Party of performance of any term, covenant or condition of this Agreement in a particular instance shall not constitute a waiver of any subsequent breach or preclude such party from thereafter demanding performance thereof according to the provisions hereof.

Section 12.09. Confidentiality. This Agreement and the terms and conditions contained herein shall be and remain strictly privileged and confidential between the Parties, and shall not be discussed, revealed, disseminated or divulged to the media or general public, or to any other third party, without the express prior written consent of the other Party; except that (i) Buyer may disclose any relevant term to a financial institution for the purpose of financing the purchase of the Aircraft; (ii) Buyer may disclose any relevant term to its insurers for the purpose of insuring the Aircraft; and (iii) either Party may disclose any relevant term to any of its affiliates, auditors, accountants, underwriters, rating agencies and counsel; and (iv) either Party may make any disclosure required by generally accepted accounting principles, by applicable law or regulation or by an order of a court or other governmental agency; provided, however, in the cases of (i), (ii) and (iii), any such third party dissemination shall be on a "need to know" basis and such third party shall be bound by the provisions of this Section 12.09.

Section  12.10.  Counterparts.   This  Agreement  may  be  executed  in  several
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 12.11. Expenses. Except as otherwise expressly provided herein, each Party hereby agrees to be responsible for and to pay the costs and expenses incurred by it in connection with the negotiation and drafting of this Agreement and the consummation of the transactions contemplated hereby, including attorneys' fees and expenses. Seller shall be responsible for and pay the expenses of Crowe & Dunlevy, P.C.

IN WITNESS WHEREOF, the Parties have executed this Aircraft Purchase Agreement as of the date first stated above. Reno Air, Inc.

Reno Air, Inc.


By: /s/ Steven A. Rossum
Title: Senior Vice President and General Counsel



Spirit Airlines, Inc.,


By: /s/John Severson
Title: Vice President and Chief Financial Officer

                    EXHIBIT A to Aircraft Purchase Agreement

                              AIRCRAFT DESCRIPTION

                                                            Engine MSNs
Tail No.   MSN      Engine Manufacturer and Model        1                2
                                                        ---              ---
N804RA    48048   Pratt & Whitney JT8D-219             708508           718266

N805RA    48087   Pratt & Whitney JT8D-217C            708184           708185

                                    EXHIBIT B
                                       to
                          Aircraft Purchase Agreement

                             AIRCRAFT DOCUMENTATION



All non-proprietary documentation customarily transferred in connection with the sale of a used commercial jet aircraft and/or required for Part 121 operation by Seller. The foregoing shall include, to the extent extant and reasonably available, maintenance records for all components, manuals, log books, warranty information, permits, licenses and other information reasonably requested by Buyer.

                                    EXHIBIT C
                                       to
            Aircraft Purchase Agreement AIRCRAFT ACCEPTANCE RECEIPT

SPIRIT AIRLINES, INC. does hereby accept Delivery of one (1) McDonnell Douglas DC-9-82 aircraft, manufacturer's serial number _____, Federal Aviation Administration Registration Number N_____, together with two (2) Pratt & Whitney model JT8D-____ aircraft engines, manufacturer's serial numbers _______ and _______, from Reno Air, Inc., such Delivery having been made at
___________________________  at  ________  (a.m./p.m.)  on  the  ______  day  of
___________________, 19__, in accordance with the Aircraft Purchase Agreement between SPIRIT AIRLINES, INC. and RENO AIR, INC., dated as of June 9, 1998.

SPIRIT AIRLINES, INC. has inspected and hereby accepts the Aircraft as meeting all of the conditions set forth in the Aircraft Purchase Agreement.


                                        SPIRIT AIRLINES, INC.


                                        By: John Severson
                                        Title: VP and Chief Financial Officer

EXHIBIT D to Aircraft Purchase Agreement AIRCRAFT BILL OF SALEKNOW ALL MEN BY THESE PRESENTS: THAT the undersigned, RENO AIR, INC. is the owner of the full legal and beneficial title to that certain McDonnell Douglas DC-9-82 MD-82 aircraft bearing Federal Aviation Administration Registration Number N_________ and Manufacturer's Serial Number, together with the two Pratt & Whitney model JT8D-____aircraft engines installed thereon, bearing manufacturer's serial numbers _______and.

THAT for and in consideration of the sum of Ten U.S. Dollars ($10.00) and other valuable consideration, RENO AIR, INC. does this ___ day of , 1998, grant, convey, transfer, bargain and sell, deliver and set over, all of its right, title and interest in and to the above described aircraft and engines, unto Spirit Airlines, Inc. ("Spirit").

THAT the undersigned hereby warrants to Spirit, its successors and assigns, that there is hereby conveyed to Spirit good and marketable title to the aforesaid Aircraft and Engines, free and clear of all liens, encumbrances and rights of others and the undersigned will defend such title against any such adverse claims; provided, however, that the Aircraft and Engines are otherwise conveyed "as is" and "where is" and without any other representation or warranty of any type with respect thereto. This Bill of Sale is made and delivered pursuant to the provisions of the Aircraft Purchase Agreement between Spirit and Reno Air, Inc. dated as of June 9, 1998, and shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officer and its seal to be affixed this _____ day of _____________________, 1998.

                                        Reno Air, Inc.

                                        By: Steven A. Rossum
                                        Title: Senior V.P. & General Counsel

                                    EXHIBIT E
                                       to
                           Aircraft Purchase Agreement


                         DELIVERY CONDITION REQUIREMENTS


Each Aircraft and each Engine shall comply with the following delivery condition requirements on the applicable Closing Date:

- The Aircraft shall have an FAA Certificate of Airworthiness. Such Aircraft shall have had accomplished thereon a fresh full "C" check within 50 flight hours.

- Each engine will have been subjected to a video borescope and power assurance runs.

- Acceptance flight of up to two hours duration in accordance with Article 8 of this Agreement.

- The Aircraftshall be equipped with all parts and components that would have been required for Seller to operate the Aircraft in revenue service; provided that all video and telephonic equipment shall have been removed.


Seller shall promptly remedy the Aircraft to the extent of any deficiency that is not within manufacturer's limits or does not otherwise comply with this Exhibit E. Buyer shall reimburse Seller to the extent the rectification enhances the value of the Aircraft, assuming for quantification purposes, the Aircraft had been in the condition required by this Agreement prior to rectification; provided that prior to completing any such work that would increase the Purchase Price of the Aircraft by enhancing the vale thereof, Seller and Buyer shall determine a methodology for equitably calculating such increase in value.

                                    EXHIBIT F
                                       to
                           Aircraft Purchase Agreement

                       FUNCTIONAL CHECK FLIGHT CERTIFICATE

The undersigned representatives of Spirit Airlines, Inc. and Reno Air, Inc. hereby verify that the Aircraft described below has been flight tested on the date shown below as contemplated by the Aircraft Purchase Agreement between such corporations and dated as of June 9, 1998.

Flight No.:

Date:


Aircraft

Manufacturer: McDonnell Douglas

Model: DC-9-82

FAA Registry No.

S/N:



As a result of the functional check flight the following discrepancies will be corrected in accordance with the aforementioned Aircraft Purchase Agreement (if "None", please indicate).


     ITEM                           CORRECTIVE ACTION

     1.                             1.

Functional  check  flight  complied  with the _______ day of  __________, 1998.


RENO AIR, INC.                              SPIRIT AIRLINES, INC.


By: Steven A. Rossum                        By:John Severson
Title: Senior V.P. & General Counsel        Title:VP and Chief Financial Officer

Functional check flight discrepancies corrected in accordance with the Aircraft Purchase Agreement dated as of May ____, 1998.



RENO AIR, INC.                              SPIRIT AIRLINES, INC.


By: Steven A. Rossum                        By: John Severson
Title: Senior V.P. & General Counsel        Title:VP and Chief Financial Officer